    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1996



                                                      REGISTRATION NO. 333-11785


                                                                       811-07811

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /



                         PRE-EFFECTIVE AMENDMENT NO. 1                       /X/


                          POST-EFFECTIVE AMENDMENT NO.                       / /

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      / /


                                AMENDMENT NO. 1                              /X/

                        (Check appropriate box or boxes)

                            ------------------------


                     PRUDENTIAL EMERGING GROWTH FUND, INC.


            formerly known as Prudential Selected Growth Fund, Inc.

               (Exact name of registrant as specified in charter)


                                GATEWAY CENTER 2
                            NEWARK, NEW JERSEY 07102

               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 225-1852



                               S. JANE ROSE, ESQ.
                                GATEWAY CENTER 2
                            NEWARK, NEW JERSEY 07102
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.



    *Registrant hereby elects, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares by this Registration Statement.


    Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                    LOCATION
-----------------------------------------------  ----------------------------------
PART A
Item     1.  Cover Page........................  Cover Page
Item     2.  Synopsis..........................  Fund Expenses; Fund Highlights
Item     3.  Condensed Financial Information...  Fund Expenses; How the Fund
                                                 Calculates Performance
Item     4.  General Description of              Cover Page; Fund Highlights; How
             Registrant........................  the Fund Invests; General
                                                 Information
Item     5.  Management of the Fund............  How the Fund is Managed
Item    5A.  Management's Discussion of Fund
             Performance.......................  Not Applicable
Item     6.  Capital Stock and Other             Taxes, Dividends and
             Securities........................  Distributions; General Information
Item     7.  Purchase of Securities Being        Shareholder Guide; How the Fund
             Offered...........................  Values its Shares
Item     8.  Redemption or Repurchase..........  Shareholder Guide; How the Fund
                                                 Values its Shares
Item     9.  Pending Legal Proceedings.........  Not Applicable

PART B
Item    10.  Cover Page........................  Cover Page
Item    11.  Table of Contents.................  Table of Contents
Item    12.  General Information and History...  General Information
Item    13.  Investment Objectives and           Investment Objective and Policies;
             Policies..........................  Investment Restrictions
Item    14.  Management of the Fund............  Directors and Officers; Manager;
                                                 Distributor
Item    15.  Control Persons and Principal
             Holders of Securities.............  Manager
Item    16.  Investment Advisory and Other       Manager; Distributor; Custodian,
             Services..........................  Transfer and Dividend Disbursing
                                                 Agent and Independent Accountants
Item    17.  Brokerage Allocation and Other
             Practices.........................  Portfolio Transactions
Item    18.  Capital Stock and Other
             Securities........................  Not Applicable
Item    19.  Purchase, Redemption and Pricing    Purchase and Redemption of Fund
             of Securities Being Offered.......  Shares; Shareholder Investment
                                                 Account; Net Asset Value
Item    20.  Tax Status........................  Taxes
Item    21.  Underwriters......................  Distributor
Item    22.  Calculation of Performance Data...  Performance Information
Item    23.  Financial Statements..............  Statement of Assets and
                                                 Liabilities

PART C
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PRUDENTIAL EMERGING GROWTH FUND, INC.

--------------------------------------------------------------------------------

PROSPECTUS DATED            , 1996

--------------------------------------------------------------------------------


Prudential Emerging Growth Fund, Inc. (the Fund) is a diversified, open-end, management investment company with an investment objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization with the potential for above-average growth. The Fund may also invest in (i) equity securities of other companies, including foreign issuers, (ii) investment grade debt securities, including foreign issuers, and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund may engage in various derivative securities transactions, such as options on stocks, stock indices and foreign currencies, foreign currency exchange contracts and futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Prudential Plaza, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



Prudential Securities will solicit subscriptions for Class A, Class B, Class C and Class Z shares of the Fund during a subscription period commencing on or about November 15, 1996 and currently expected to end on or about December 26, 1996.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a
Statement of Additional Information, dated         , 1996, which information is
incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.
--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THE PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


  WHAT IS PRUDENTIAL EMERGING GROWTH FUND?



    Prudential Emerging Growth Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.


  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


    The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth. See "How the Fund Invests--Investment Objective and Policies" at page 5.


  RISK FACTORS AND SPECIAL CHARACTERISTICS


    The small and medium sized companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. In addition, these companies are likely to reinvest their earnings rather than distribute them; as a result, the Fund is not likely to receive significant dividend income on its portfolio securities. An investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors.



    Under normal market conditions, the Fund intends to invest primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization. See "How the Fund Invests--Investment Objective and Policies" at page 5. In addition, the Fund may also invest in (i) equity securities of other companies, including foreign issuers, (ii) investment grade debt securities, including foreign issuers, and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 9. The Fund may engage in various derivative securities transactions, such as options on stocks, stock indices and foreign currencies, foreign currency exchange contracts and futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 11.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager), is the manager of the Fund and is compensated for its services at an annual rate of .60 of 1% of average daily net assets of the Fund. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 12.


  WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. PSI is paid a distribution and service fee with respect to Class A, Class B, and Class C shares, which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund. See "How the Fund is Managed--Distributor" at

  page 13.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000 for Class A or Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-- How to Buy Shares of the Fund" at page 19 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge, which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How The Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 19.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:


- Class A Shares:   Sold with an initial sales charge of up to 5% of the offering price.
- Class B Shares:   Sold without an initial sales charge, but subject to a
                    contingent deferred sales charge (CDSC), declining to zero from 5% of the lower of the amount invested or the redemption proceeds, which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are
                    subject to higher ongoing distribution-related expenses than
                    Class A shares, Class B shares will automatically convert to
                    Class A shares approximately seven years after purchase.
- Class C Shares:   Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like
                    Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares, but Class C shares do not convert to another class.
- Class Z Shares:   Sold without an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.
                    See "Shareholder Guide--Alternative Purchase Plan" at page 21.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to pay dividends of net investment income, if any, annually and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------

                                 FUND EXPENSES

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES+              CLASS A SHARES        CLASS B SHARES         CLASS C SHARES     CLASS Z SHARES
                                             ------------------  -----------------------  ------------------  -----------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)...          5%                   None                   None               None
    Maximum Sales Load Imposed on
     Reinvested Dividends..................         None                  None                   None               None
    Maximum Deferred Sales Load (as a
     percentage of original purchase price
     or redemption proceeds, whichever is
     lower)................................         None         5% during the first      1% on redemptions         None
                                                                 year, decreasing by 1%   made within one
                                                                 annually to 1% in the    year of purchase
                                                                 fifth and sixth years
                                                                 and 0% in the seventh
                                                                 year*
    Redemption Fees........................         None                  None                   None               None
    Exchange Fees..........................         None                  None                   None               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)        CLASS A SHARES        CLASS B SHARES         CLASS C SHARES     CLASS Z SHARES
                                             ------------------  -----------------------  ------------------  -----------------
                                                       .60%                  .60%                   .60%               .60%
    Management Fees........................
                                                       .25%++               1.00%                  1.00%            None
    12b-1 Fees (After Reduction)...........
                                                       .50     %             .50        %           .50     %          .50     %
    Other Expenses.........................
                                                       ---                   ---                    ---                ---
    Total Fund Operating Expenses (After
     Reduction)............................           1.35     %            2.10        %          2.10     %         1.10     %
                                                       ---                   ---                    ---                ---
                                                       ---                   ---                    ---                ---



EXAMPLE                                                                                                 1            3
                                                                                                      YEAR         YEARS
                                                                                                       ---         -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
    Class A......................................................................................   $      63    $      91
    Class B......................................................................................   $      71    $      96
    Class C......................................................................................   $      31    $      66
    Class Z......................................................................................   $      11    $      35
You would pay the following expenses on the same investment, assuming no redemption:
    Class A......................................................................................   $      63    $      91
    Class B......................................................................................   $      21    $      66
    Class C......................................................................................   $      21    $      66
    Class Z......................................................................................   $      11    $      35
This example should not be considered a representation of past or future expenses. ACTUAL EXPENSES MAY BE GREATER OR LESS
THAN THOSE SHOWN.
The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include estimated operating expenses of the Fund, for the fiscal year ending October 31, 1997, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).

---------------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1997. See "How the Fund is Managed--Distributor." Total Fund Operating Expenses for Class A shares would be 1.40% absent this limitation.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. IT SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY (THAT IS, AT LEAST 65% OF ITS TOTAL ASSETS) IN EQUITY SECURITIES OF SMALL AND MEDIUM SIZED U.S. COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE GROWTH. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. SEE "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.



  Under normal market conditions, the Fund intends to invest primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth. (If a portfolio security increases to greater than $4.5 billion in market capitilization, however, the Fund may not necessarily sell the security.) Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment, and warrants, options and rights exercisable for equity securities. The Subadviser will select stocks on a company-by-company basis generally through the use of both fundamental and quantitative analyses. The Subadviser looks for companies that have demonstrated growth in earnings and sales, that historically have had high returns on equity and assets, that offer products or services that generate recurring revenues, or that have other strong financial characteristics, and that, in the judgment of the Subadviser, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.



  The Fund may also invest up to 35% of its total assets in (i) equity securities of other companies, including foreign issuers, (ii) investment grade debt securities, including foreign issuers and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies.


  Securities of small and medium sized companies have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than the market indices. In addition, these companies are likely to reinvest their earnings rather than distribute them; as a result, the Fund is not likely to receive significant dividend income on its portfolio securities.


  The Fund may purchase and sell put and call options on stocks, stock indices and foreign currencies, purchase and sell futures contracts on stock indices, foreign currencies and options to hedge its portfolio and to attempt to enhance return. The Fund may also lend its portfolio securities, enter into repurchase agreements and purchase securities on a when-issued and delayed-delivery basis.



  The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of United States and non-United States issuers, or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of the Subadviser, prevailing market, economic or political conditions warrant.



  Subject to its investment policies, the Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.



  The Fund's investment objective is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940. Investment policies that are not fundamental may be modified by the Board of Directors.

  CONVERTIBLE SECURITIES



  A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.



  In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.



  In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.



OTHER INVESTMENT POLICIES


  U.S. GOVERNMENT SECURITIES

  The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, E.G., Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.


  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  CORPORATE AND OTHER DEBT OBLIGATIONS


  The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including money market instruments. See "Money Market Instruments" below. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds), or another nationally recognized statistical rating organization; unrated securities may also be investment grade if, in the opinion of the Subadviser, they are of equivalent quality to those rated in the four highest quality grades. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest. A portfolio security whose rating is downgraded below Baa by Moody's or BBB by S&P will be disposed of as soon as practicable.


  REPURCHASE AGREEMENTS


  The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements should at all times be fully collateralized in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.



  MONEY MARKET INSTRUMENTS



  The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and cash. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive purposes. To the extent that the Fund otherwise invests in money market instruments, it is subject to its investment policies described above.


  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Borrowing" in the Statement of Additional Information.

  ILLIQUID SECURITIES


  The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


  The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will follow this position as long as it remains the position of the staff of the SEC. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.


  PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is generally not expected to exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 33 1/3% of the value of its total assets. See "Investment Objective and Policies--Lending of Securities" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.


  If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders.


  Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information. The Subadviser does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objective. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR

TO HEDGE ITS PORTFOLIO. These options will be on equity securities, stock indices (E.G., S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.


  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or currency or maintains cash or liquid securities with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information. Although there is no limitation on the amount of call options the Fund may write, the Fund has undertaken with certain state securities commissions to have certain limits on purchasing put and call options. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options" in the Statement of Additional Information.


  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). These futures contracts and related options will be on debt securities, stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

  The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (I.E., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or liquid securities in an amount at least equal to the Fund's obligations with respect to such futures contracts.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


  THE FUND'S ABILITY TO ENTER INTO FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. SEE "TAXES" AND "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. If the Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.


  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options.


INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  The Fund is responsible for the payment of certain fees and expenses including, among others, the following: (i) management and distribution fees;
(ii) the fees of unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer and Dividend Disbursing Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) brokerage commissions incurred in connection with portfolio transactions; (vi) all taxes and charges of governmental agencies; (vii) the reimbursement of organization expenses; and
(viii) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER 2, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. See "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER THE SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services. PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  The portfolio manager of the Fund is Susan Hirsch, a Vice President of PIC, who is responsible for the day-to-day management of the Fund's portfolio. Ms. Hirsch has been employed by PIC as a portfolio manager since July 1996. Ms. Hirsch joined PIC from Delphi Asset Management ("Delphi"), where she was solely responsible for the management of the U.S. Selected Growth Portfolio of the AMT Capital Fund. Prior to that, she was at Lehman Brothers Global Asset Management Inc. where she was the sole portfolio manager of the Lehman Selected Growth Stock Portfolio ("Lehman Growth Portfolio") since the fund's inception in May, 1994, and the fund's research analyst since 1988. The Lehman Growth Portfolio was merged into AMT's U.S. Selected Growth Portfolio in March, 1996 coinciding with Ms. Hirsch joining Delphi. The merger enabled Ms. Hirsch to continue to manage a substantially similar portfolio for the shareholders of what was previously the Lehman Growth Portfolio and to maintain the track record of the Lehman fund's performance.


  Set forth below is historical performance data relating to the Lehman Growth Portfolio and the U.S. Selected Growth Portfolio (collectively, the "Growth Portfolios"). Ms. Hirsch was always the sole portfolio manager responsible for the day-to-day management of each fund, and no other person played a significant part in their management. The U.S. Selected Growth Portfolio began liquidating its portfolio on June 1, 1996, in anticipation of its closing. The data is provided to illustrate Ms. Hirsch's past performance in managing registered investment companies with investment objectives and policies substantially similar to the Fund, as measured against the Russell 2000 Small-Cap Index ("Russell 2000") and the Standard & Poor's Mid-Cap 400 Index ("S&P 400"). The returns quoted are annualized total rates of return which include the impact of capital appreciation as well as the reinvestment of interest and dividends, as appropriate. Investors should not consider this performance data as an indication of the future performance of the Fund.



                   GROWTH PORTFOLIOS ANNUALIZED TOTAL RETURN
                         FOR PERIODS ENDED MAY 31, 1996



                                                                            GROWTH PORTFOLIOS  RUSSELL 2000     S&P 400
                                                                            -----------------  -------------  -----------
One-Year Period...........................................................          49.03%           35.90%        28.46%
Since Growth Portfolios' Inception (5/19/94)..............................          29.49%           22.16%        20.52%


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE THAT SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is paid for or reimbursed by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1997.


  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

  PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. FOR VALUATION PURPOSES, QUOTATIONS OF FOREIGN SECURITIES IN A FOREIGN CURRENCY ARE CONVERTED TO U.S. DOLLAR EQUIVALENTS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.

--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------
  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE FUND INTENDS TO ELECT TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund. See "Taxes" in the Statement of Additional Information.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.


TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.


  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How The Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


  THE FUND WAS INCORPORATED IN MARYLAND ON AUGUST 23, 1996. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK. Of the authorized shares of common stock of the Fund, 1 billion shares consist of Class A common stock, 500 million shares consist of Class B common stock, 300 million shares consist of Class C common stock and 200 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." The Fund is permitted to issue and sell multiple classes of common stock. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/ or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

  INITIAL OFFERING OF SHARES


  Prudential Securities will solicit subscriptions for Class A, Class B, Class C and Class Z shares of the Fund during a subscription period (the Subscription Period) commencing on or about November 15, 1996, and currently expected to end on or about December 20, 1996. Shares of the Fund subscribed for during the Subscription Period will be issued at a net asset value of $10.00 per share on a closing date (which is expected to occur on December 26, 1996 or the third business day after the end of the Subscription Period). An initial sales charge of 5% (5.26% of the net amount invested) is imposed on each transaction in Class A shares. This initial sale charge may be reduced, depending on the amount of the purchase, as set forth in the table under "Continuous Offering of Shares." Each investor's dealer will notify such investor of the end of the Subscription Period and payment will be due within three days thereafter. If any orders received during the Subscription Period are accompanied by payment, such payment will be returned unless instructions have been received authorizing investment in a money market fund. All such funds received and invested in a money market fund, including any dividends received on these funds, will be automatically invested in the Fund on the closing date without any further action by the investor. Shareholders who purchase their shares during the Subscription Period will not receive stock certificates. The minimum initial investment during the Subscription Period is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There are no minimum investment requirements for Class Z shares and for certain retirement and employee saving plans or custodial accounts for the benefit of minors. The Fund reserves the right to delay commencement of a continuous offering to new investors until up to 30 business days after the end of the Subscription Period.


  Subscribers for shares will not have any of the rights of a shareholder of the Fund until the shares subscribed for have been paid for and their issuance has been reflected in the books of the Fund. The Fund reserves the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part.

  CONTINUOUS OFFERING OF SHARES


  The Fund reserves the right to delay commencement of the continuous offering of its shares to the public for a period (the Closing Period) of up to 30 business days after the end of the Subscription Period, although redemptions will be permitted during this time. Immediately after the expiration of the Closing Period, the Fund expects to commence a continuous offering of its shares.

  You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund, through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services."

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Emerging Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying Class A, Class B, Class C or Class Z shares.


  If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Emerging Growth Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 5% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .25 of 1%)

CLASS B    Maximum contingent deferred sales       1%                       Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum CDSC of 1% of the lesser of     1%                       Shares do not convert to another class
           the amount invested or the redemption
           proceeds on redemptions made within
           Class C one year of purchase.

CLASS Z    None                                    None                     Sold to a limited group of investors


  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES."


  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                            DEALER
                                  SALES                   CONCESSION
                                CHARGE AS      SALES          AS
                                PERCENTAGE   CHARGE AS    PERCENTAGE
                                    OF       PERCENTAGE       OF
                                 OFFERING    OF AMOUNT     OFFERING
      AMOUNT OF PURCHASE          PRICE       INVESTED      PRICE
------------------------------  ----------   ----------   ----------
Less than $25,000                      5.00%        5.26%        4.75%
$25,000 to $49,999                     4.50         4.71         4.25
$50,000 to $99,999                     4.00         4.17         3.75
$100,000 to $249,999                   3.25         3.36         3.00
$250,000 to $499,999                   2.50         2.56         2.40
$500,000 to $999,999                   2.00         2.04         1.90
$1,000,000 and above                None         None         None


  The Distributor may provide full dealer allowance. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUARRAY AND SMARTPATH PLANS. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual
Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  CLASS Z SHARES


  Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (Benefit Plans), provided such plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets, (ii) participants in any fee-based program sponsored by Prudential Securities which includes mutual funds as investment options and for which the Fund is an available option and (iii) investors who are, or who have executed a letter of intent to become, shareholders of any series of The Prudential Institutional Fund (Institutional
Fund) on or before one or more series of Institutional Fund reorganize, or who on that date have investments in certain products for which Institutional Fund provides exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



  In connection with the sale of Class Z Shares, the Manager, Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finders' fee based on a percentage of the net asset value of shares distributed by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges."


  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not affect the federal income tax treatment of any gain realized upon redemption. If the redemption results in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a contingent deferred sales charge (CDSC) declining to zero from 5% over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                            CONTINGENT DEFERRED SALES
                                             CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                OF DOLLARS INVESTED OR
          PAYMENT MADE                         REDEMPTION PROCEEDS
          -------------------------------   -------------------------
          First..........................              5.0%
          Second.........................              4.0%
          Third..........................              3.0%
          Fourth.........................              2.0%
          Fifth..........................              1.0%
          Sixth..........................              1.0%
          Seventh........................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.


  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, I.E., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares." An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges") and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares"). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.

Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation of service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The exchange privilege is not a right and may be suspended, terminated or modified at any time.


SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center 2, Newark, New Jersey 07102. In addition, monthly unaudited financial data are available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center 2, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------
     TAXABLE BOND FUNDS
------------------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust
------------------------

     TAX-EXEMPT BOND FUNDS
------------------------------------
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
---------------

     GLOBAL FUNDS
------------------------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


---------------

     EQUITY FUNDS
------------------------------------

Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth and Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

---------------------

     MONEY MARKET FUNDS
------------------------------------

-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                  -------------------------------------------

                               TABLE OF CONTENTS


                                                         PAGE
                                                         ----
FUND HIGHLIGHTS........................................    2
  Risk Factors and Special Characteristics.............    2
FUND EXPENSES..........................................    4
HOW THE FUND INVESTS...................................    5
  Investment Objective and Policies....................    5
  Other Investment Policies............................    6
  Risk Factors and Special Considerations of Investing
   in Foreign Securities...............................    9
  Hedging and Return Enhancement Strategies............    9
  Investment Restrictions..............................   11
HOW THE FUND IS MANAGED................................   12
  Manager..............................................   12
  Distributor..........................................   13
  Fee Waivers and Subsidy..............................   15
  Portfolio Transactions...............................   15
  Custodian and Transfer and Dividend Disbursing
   Agent...............................................   15
HOW THE FUND VALUES ITS SHARES.........................   15
HOW THE FUND CALCULATES PERFORMANCE....................   16
TAXES, DIVIDENDS AND DISTRIBUTIONS.....................   16
GENERAL INFORMATION....................................   18
  Description of Common Stock..........................   18
  Additional Information...............................   19
SHAREHOLDER GUIDE......................................   19
  How to Buy Shares of the Fund........................   19
  Alternative Purchase Plan............................   21
  How to Sell Your Shares..............................   24
  Conversion Feature--Class B Shares...................   27
  How to Exchange Your Shares..........................   28
  Shareholder Services.................................   29
THE PRUDENTIAL MUTUAL FUND FAMILY......................  A-1



-------------------------------------------
MF173A                                                                   42M2575

                                         Class A:
                              CUSIP Nos.: Class B:
                                         Class C:
                                         Class Z:


                                   PROSPECTUS
                                             1996


PRUDENTIAL

EMERGING GROWTH FUND, INC.


--------------------------------------

                                     [LOGO]

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                     PRUDENTIAL EMERGING GROWTH FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED            , 1996



    Prudential Emerging Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth. The Fund may also invest in (i) equity securities of other companies, including foreign issuers, (ii) investment grade debt securities, including foreign issuers, and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund may engage in various derivative securities transactions, such as options on stocks, stock indices and foreign currencies, foreign currency exchange contracts and futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."



    The Fund's address is Gateway Center 2, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Emerging Growth Fund dated
        , 1996, copies of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                CROSS-REFERENCE
                                                                TO PAGE IN THE
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
Investment Objective and Policies.....................   B-2              5
Investment Restrictions...............................   B-13            13
Directors and Officers................................   B-15            13
Manager...............................................   B-19            13
Distributor...........................................   B-21            14
Portfolio Transactions and Brokerage..................   B-22            16
Purchase and Redemption of Fund Shares................   B-23            21
Shareholder Investment Account........................   B-26            21
Net Asset Value.......................................   B-30            17
Taxes.................................................   B-30            18
Performance Information...............................   B-33            17
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-34            16
Independent Auditors' Report..........................   B-35            --
Financial Statement...................................   B-36            --
Appendix--Historical Performance Data.................   A-1             --
Appendix--General Investment Information..............   A-6             --
Appendix--Information Relating to The Prudential......   A-7             --


--------------------------------------------------------------------------------

MF168B

                       INVESTMENT OBJECTIVES AND POLICIES


    Prudential Selected Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. Under normal market conditions, the Fund intends to invest primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization with the potential for above-average growth. The Fund may also invest in (i) equity securities of other companies including foreign issuers, (ii) investment grade debt securities, including foreign issuers, and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund may engage in various derivative securities transactions, such as options on stocks, stock indices and foreign currencies, foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return. See
"How the Fund Invests--Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.


U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    SECURITIES   ISSUED   OR  GUARANTEED   BY   U.S.  GOVERNMENT   AGENCIES  AND
INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.


    The Fund may purchase collateralized mortgage obligations (CMO) issued by agencies or instrumentalities of the U.S. Government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.



    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.



    The Fund may also invest in mortgage-backed security strips (MBS strips) issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.



    In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies.


    The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

    The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.


FOREIGN SECURITIES


    The Fund is permitted to invest in foreign corporate and government securities. "Foreign Government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

    A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.


OPTIONS ON SECURITIES

    The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


    A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other liquid high-grade debt obligations in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account with its Custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. "Liquid securities," as used in the Fund's prospectus and statement of additional information include U.S. Government securities, equity securities and investment-grade debt obligations.


    If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

    The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

    OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


    The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, I.E., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.



    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.


    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FUTURES CONTRACTS

    As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Fund may purchase futures contracts on stock indices and foreign currencies.

    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


    When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.



    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or liquid securities, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS


    The Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or liquid securities equal to or greater than the aggregate exercise price of the puts. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on stocks not held in its portfolio, (ii) put options on stock indices or foreign currencies or (iii) call options on stocks, stock indices or foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total net assets; provided, however, that the Fund may purchase put options on stocks held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's net assets. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets. In addition, the Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.


    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or liquid securities, or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or liquid securities equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or liquid securities having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX


    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. As a matter of current operating policy, the Fund does not intend to engage in short sales other than short sales against-the-box. "How the Fund Invests--Other Investments and Policies--Short Sales Against-the-Box" in the Prospectus of the Fund.


REPURCHASE AGREEMENTS


    The Fund's repurchase agreements will be collateralized by cash and liquid securities. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING


    The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of the Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code, such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes." The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.


ILLIQUID SECURITIES


    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to the Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.


     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

     5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.


     6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.



     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


    In order to comply with certain "blue sky" restrictions, and only to the extent that such restrictions remain applicable to the Fund, the Fund will not as a matter of operating policy:


     1. Invest in interests in oil, gas or other mineral exploration, leases or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     2. Invest in securities of any issuer if any officer or Director of the Fund or the Fund's Manager or Subadviser (as defined below) owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     3. Purchase warrants if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.


     4. Invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, if more than 5% of its total assets would be invested in such securities.

                             DIRECTORS AND OFFICERS


                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (71)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; President and Director
                                                                 of First Financial Fund, Inc. and The High Yield Plus Inc.
Delayne Dedrick Gold (58)       Director                        Marketing and Management Consultant.
*Robert F. Gunia (49)           President and Director          Director (since January 1989), Chief Administrative Officer
                                                                 (since July 1990) and Executive Vice President, Treasurer and
                                                                 Chief Financial Officer (since June 1987) of PMF; Comptroller of
                                                                 Prudential Investments (since 1996); Senior Vice President
                                                                 (since March 1987) of Prudential Securities Incorporated
                                                                 (Prudential Securities); Executive Vice President, Treasurer and
                                                                 Comptroller (since March 1991) of Prudential Mutual Fund
                                                                 Distributors, Inc. (PMFD); Director (since June 1987) of
                                                                 Prudential Mutual Fund Services, Inc. (PMFS); Vice President and
                                                                 Director of Nicholas-Applegate Fund, Inc., and The Asia Pacific
                                                                 Fund, Inc. (since May 1989).
Donald D. Lennox (77)           Director                        Chairman (since February 1990) and Director (since April 1989) of
                                                                 International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                                 Director of Schlegel Corporation (industrial manufacturing)
                                                                 (March 1987-February 1989); Director of Gleason Corporation,
                                                                 Personal Sound Technologies, Inc. and The High Yield Income
                                                                 Fund, Inc.
Douglas H. McCorkindale (57)    Director                        Vice Chairman, Gannett Co. Inc. (publishing and media)(since
                                                                 March 1984); Director of Gannett Co. Inc., Frontier Corporation
                                                                 and Continental Airlines, Inc.
*Mendel A. Melzer (35)          Director                        Chief Financial Officer (since November 1995) of the Money
                                                                 Management Group of Prudential; formerly Senior Vice President and Chief Financial Officer of Prudential Preferred Financial
                                                                 Services (April 1993 - November 1995); Managing Director of
                                                                 Prudential Investment Advisors (April 1991 - April 1993); Senior
                                                                 Vice President of Prudential Capital Corporation (July 1989 -
                                                                 April 1991); Chairman and Director of Prudential Series Fund,
                                                                 Inc.
Thomas T. Mooney (54)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                                 Development Corporation, Northeast Midwest Institute, The
                                                                 Business Council of New York State, First Financial Fund, Inc.
Stephen P. Munn (54)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988 - December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products).

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*+Richard A. Redeker (53)       Director                        President, Chief Executive Officer and Director (since October
                                                                 1993) of PMF; Executive Vice President, Director and Member of
                                                                 the Operating Committee (since October 1993), Prudential
                                                                 Securities; Director (since October 1993) of Prudential
                                                                 Securities Group, Inc; formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978
                                                                 - September 1993); Director, The High Yield Income Fund, Inc.
                                                                 and The Target Portfolio Trust.**
Robin B. Smith (57)             Director                        Chairman (since August 1996), Chief Executive Officer (since
                                                                 January 1988) and formerly President (1981-1996) of Publishers
                                                                 Clearing House; Director of BellSouth Corporation, The Omnicom
                                                                 Group, Inc., Texaco Inc., Spring Industries Inc., First
                                                                 Financial Fund, Inc., The High Yield Income Fund, Inc., The High
                                                                 Yield Plus Fund, Inc., Trustee of The Target Portfolio Trust.
Louis A. Weil, III (55)         Director                        President and Chief Executive Officer (since January 1996) and
                                                                 Director (since September 1991) of Central Newspapers, Inc.;
                                                                 Chairman of the Board (since January 1996), Publisher and Chief
                                                                 Executive Officer (August 1991 - December 1995) of Phoenix
                                                                 Newspapers, Inc.; formerly Publisher of Time Magazine (May 1989
                                                                 - March 1991); formerly President, Publisher & CEO of The
                                                                 Detroit News (February 1986 - August 1989); formerly member of the Advisory Board, Chase Manhattan Bank-Westchester.
Clay T. Whitehead (57)          Director                        President, National Exchange Inc. (new business development firm)
                                                                 (since May 1983)
Robert A. Nisi (34)             Assistant Secretary             Vice President and Associate General Counsel (since April 1995)
                                                                 of PMF; Associate with the law firms White & Case (April 1994 --
                                                                 April 1995) and Reid & Priest (May 1991 -- April 1994).
S. Jane Rose (50)               Secretary                       Senior Vice President (since January 1991) and Senior Counsel
                                                                 (since June 1987) of PMF; Senior Vice President and Senior
                                                                 Counsel of Prudential Securities (since July 1992); formerly
                                                                 Vice President and Associate General Counsel of Prudential
                                                                 Securities.
Grace Torres (37)               Treasurer and Principal         First Vice President (since March 1994) of PMF; First Vice
                                 Financial and Accounting        President (since March 1994) of Prudential Securities; formerly
                                 Officer                         Vice President of Bankers Trust Corporation (July 1989-March
                                                                 1994).


------------
 * "Interested" Director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities or PMF.


** Unless  otherwise indicated, the address of the Directors and Officers is c/o
   Prudential Mutual Funds, Gateway Center 2, Newark, New Jersey 07102.



    +Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of the Manager on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as Director/Trustee of the Funds.



    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The Fund pays each of its Directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC or the Subadviser) annual compensation of $6,000, in addition to certain out-of-pocket expenses.


    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72.


    The following table sets forth the estimated aggregate compensation estimated to be paid by the Fund for the fiscal year ending October 31, 1997 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the boards of all other funds managed by Prudential Mutual Fund Management, LLC (Fund Complex) for the calendar year ended December 31, 1995.


                               COMPENSATION TABLE


                                                                        PENSION OR                                 TOTAL
                                                                        RETIREMENT                              COMPENSATION
                                                        AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL        FROM FUND
                                                      COMPENSATION    AS PART OF FUND      BENEFITS UPON        COMPLEX PAID
                 NAME AND POSITION                      FROM FUND        EXPENSES           RETIREMENT          TO TRUSTEES
----------------------------------------------------  -------------  -----------------  -------------------  ------------------
Edward D. Beach                             Director    $   6,000             None                 N/A       $  183,500(23/43)*
Delayne Dedrick Gold                        Director    $   6,000             None                 N/A       $  183,250(24/45)*
Donald D. Lennox                            Director    $   6,000             None                 N/A       $   86,250(10/22)*
Douglas H. McCorkindale                     Director    $   6,000             None                 N/A       $   63,750(7/10)*
Thomas T. Mooney                            Director    $   6,000             None                 N/A       $  125,625(14/19)*
Stephen P. Munn                             Director    $   6,000             None                 N/A       $   39,375(6/18)*
Robin B. Smith                              Director    $   6,000             None                 N/A       $  100,741(10/19)*
Louis A. Weil, III                          Director    $   6,000             None                 N/A       $   93,750(11/16)*
Clay T. Whitehead                           Director    $   6,000             None                 N/A       $   35,500(4/5)*


------------

 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.



    As of October 31, 1996, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. As of such date, PMF owned all of the Fund's outstanding shares and controlled the Fund.


                                    MANAGER


    The manager of the Fund is Prudential Mutual Fund Management, LLC. (PMF or the Manager), Gateway Center 2, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of September 30, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of December 31, 1995, Prudential Mutual Funds was the 13th largest family of mutual funds in the United States.


    PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc.

(PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and Prudential Mutual Fund Services, Inc., the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

    (c) the fees payable to the Subadviser pursuant to the Subadvisory Agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Fund's Management Agreement was approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party on October 12th, 1996, and by the initial shareholder
of the Fund on October   , 1996.


    PMF has entered into the Subadvisory Agreement with PIC, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PIC, subject to the supervision of PMF, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. PIC determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PMF compensates PIC for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.


    The Subadvisory Agreement was approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party on October 12, 1996, and by the initial shareholder of that Fund on October , 1996.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus of the Fund. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

    The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge).

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through
December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990.
Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

    Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of a Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of the Fund.


    Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service expenses, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset value of the Fund at March 31, 1996, the maximum offering price of the Fund's shares is as follows:



                                                                                       PRUDENTIAL
                                                                                        SELECTED
                                                                                       GROWTH FUND
                                                                                    -----------------
CLASS A
Net asset value and redemption price per Class A share............................      $   10.00
Maximum sales charge (5% of offering price).......................................            .53
                                                                                           ------
Offering price to public..........................................................      $   10.53
                                                                                           ------
                                                                                           ------
CLASS B
Net asset value, redemption price and offering price per Class B share*...........      $   10.00
                                                                                           ------
                                                                                           ------
CLASS C
Net asset value, redemption price and offering price per Class C share*...........      $   10.00
                                                                                           ------
                                                                                           ------
CLASS Z
Net asset value, offering price and redemption price per Class Z share............      $   10.00
                                                                                           ------
                                                                                           ------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED  PURCHASE  AND CUMULATIVE  PURCHASE  PRIVILEGE. If  an  investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus of the Fund.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus of each Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds. All shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A  copy of the  shareholder's death certificate or,
                                         in the case  of a  trust, a copy  of the  grantor's
                                         death   certificate,  plus  a  copy  of  the  trust
                                         agreement identifying the grantor.

Disability  -  An  individual  will  be  A  copy of the Social Security Administration award
considered disabled  if  he or  she  is  letter   or  a  letter  from  a  physician  on  the
unable to  engage  in  any  substantial  physician's letterhead stating that the shareholder
gainful   activity  by  reason  of  any  (or, in  the  case  of a  trust,  the  grantor)  is
medically   determinable   physical  or  permanently disabled. The letter must also indicate mental impairment which can be expected  the date of disability.
to  result  in  death   or  to  be   of
long-continued and indefinite duration.

Distribution  from  an  IRA  or  403(b)  A copy of the distribution form from the  custodial
Custodial Account                        firm  indicating  (i)  the  date  of  birth  of the
                                         shareholder and (ii) that  the shareholder is  over
                                         age  59 and is taking a normal distribution--signed
                                         by the shareholder.

Distribution from Retirement Plan        A letter signed  by the plan  administrator/trustee
                                         indicating the reason for the distribution.

Excess Contributions                     A  letter from the shareholder  (for an IRA) or the
                                         plan administrator/ trustee  on company  letterhead
                                         indicating  the amount of the excess and whether or
                                         not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

    AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the Exchange Privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.
    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.
    CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.
    The following  money  market  funds  participate in  the  Class  A  Exchange
Privilege:
       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New York Money Market Series)
         (New Jersey Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.
    CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.
    Class B and Class C shares of a Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.
    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec.


    The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................................   $     110    $     165    $     220    $     275
20 Years..........................................................         176          264          352          440
15 Years..........................................................         296          444          592          740
10 Years..........................................................         555          833        1,110        1,388
 5 Years..........................................................       1,371        2,057        2,742        3,428

------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

See "Automatic Savings Accumulation Plan."

    AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of the Fund.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

    TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,676      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692
------------
(1)The  chart  is for  illustrative  purposes only  and  does not  represent the performance of  a Fund  or  any specific  investment.  It shows  taxable  versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities

Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                                     TAXES

    The Fund has elected to qualify (or intends to elect to qualify) and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains

(without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities) (the short-short rule); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

    Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

    A Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30% short-short rule discussed above.

    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that a Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations.
Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. A Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    AGGREGATE TOTAL RETURN. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1,000.
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)
                                    [CHART]

------------

    (1)Source: Ibbotson Associates STOCKS, BONDS, BILLS AND INFLATION--1995 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual reports of the Fund.

                       REPORTS OF INDEPENDENT ACCOUNTANTS



The Shareholder and Board of Directors of
Prudential Emerging Growth Fund, Inc.



    In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Prudential Emerging Growth Fund, Inc. (the "Fund") at October 21, 1996. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP


Price Waterhouse LLP


1177 Avenue of the Americas


New York, New York 10036
October 25, 1996

                     PRUDENTIAL EMERGING GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES



                                                                                                                 1996
                                                                                                              ----------
ASSETS
Cash........................................................................................................  $  100,000
Deferred organization costs (Note 1)........................................................................     250,000
                                                                                                              ----------
    Total assets............................................................................................     350,000
                                                                                                              ----------
LIABILITIES
Deferred organization costs payable (Note 1)................................................................     250,000
                                                                                                              ----------
Net Assets (Note 1)
  Applicable to 10,000 shares of common stock...............................................................  $  100,000
                                                                                                              ----------
                                                                                                              ----------
Calculation of Offering Price
Class A:
  Net asset value and redemption price per Class A share....................................................  $    10.00
  Maximum sales charge (5.0% of offering price).............................................................         .53
                                                                                                              ----------
  Offering price to public..................................................................................  $    10.53
                                                                                                              ----------
                                                                                                              ----------
Class B:
  Net asset value, offering price and redemption price per Class B share....................................  $    10.00
                                                                                                              ----------
                                                                                                              ----------
Class C:
  Net asset value, offering price and redemption price per Class C share....................................  $    10.00
                                                                                                              ----------
                                                                                                              ----------
Class Z:
  Net asset value, offering price and redemption price per Class Z share....................................  $    10.00
                                                                                                              ----------
                                                                                                              ----------


See Notes to Financial Statement.

                     PRUDENTIAL EMERGING GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENT



    NOTE 1. Prudential Emerging Growth Fund, Inc. ("the Fund"), which was incorporated in Maryland on August 23, 1996, is an open-end, diversified management investment company. The Fund has had no significant operation other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Mutual Fund Management, LLC. (PMF). There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.



    Costs incurred and expected to be incurred in connection with the organization and offering of the Fund will be paid initially by PMF and will be repaid to PMF upon commencement of investment operations. Offering costs will be deferred and amortized over a period not to exceed 12 months. Organizational costs will be deferred and amortized over the period of benefit not to exceed 60 months from the date the Fund commences investment operations. If any of the initial shares of the Fund are redeemed by any holder thereof during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro-rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of the initial shares outstanding.


    NOTE 2. AGREEMENTS The Fund has entered into a management agreement with PMF. PMF is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential).


    The management fee paid PMF will be computed daily and payable monthly, at an annual rate of .60 to 1% of the average daily net assets of the Fund.


    Pursuant to a subadvisory agreement between PMF and The Prudential Investment Corporation (PIC), a wholly-owned subsidiary of Prudential, PIC furnishes investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PMF pays for the services of PIC, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

    PFM has agreed that, in any fiscal year, it will reimburse the Fund for expenses (including the fees of PMF but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is presently believed to be 2 1/2% of the Fund's average daily net assets up to $30 million. 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million. Such expense reimbursement, if any, will be estimated and accrued daily and payable monthly.

    The  Fund  has  entered  into  a  distribution  agreement  with   Prudential
Securities Incorporated (PSI) for distribution of the Fund's shares.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940, PSI (also the "Distributor") incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of PSI and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


    Pursuant to the Class A Plan, the Fund will compensate PSI for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending October 31, 1997.



    Pursuant to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related expenses with respect to the Class B and C shares at an annual rate of 1% of the average daily net assets of the Class B and C shares. PSI incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.

                     APPENDIX--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.


    Value of $1000.00 Invested on 1/1/26 through 6/30/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SMALL-SIZED        MID-SIZED        LARGE SIZE                        TREASURY
                STOCKS            STOCKS            STOCKS       LONG-TERM BONDS     BILLS      INFLATION
                       Index            Index             Index            Index         Index      Value
Dec-25             $1,000.00        $1,000.00         $1,000.00        $1,000.00     $1,000.00  $1,000.00
Jan-26             $1,069.86        $1,004.11         $1,000.00        $1,013.76     $1,003.38  $1,000.00
Feb-26             $1,001.49          $951.38           $961.54        $1,020.16     $1,006.07    $996.28
Mar-26               $894.01          $868.88           $906.28        $1,024.37     $1,009.09    $990.69
Apr-26               $910.02          $901.74           $929.21        $1,032.14     $1,012.54  $1,000.00
May-26               $904.00          $911.61           $945.86        $1,033.60     $1,012.67    $994.41
Jun-26               $938.16          $958.70           $989.11        $1,037.54     $1,016.18    $986.96
Jul-26               $948.66          $975.36         $1,036.48        $1,037.99     $1,018.46    $977.65
Aug-26               $972.96          $992.95         $1,062.23        $1,038.00     $1,021.04    $972.07
Sep-26               $972.91          $992.70         $1,088.99        $1,041.90     $1,023.36    $977.65
Oct-26               $950.83          $958.20         $1,058.11        $1,052.50     $1,026.63    $981.38
Nov-26               $970.56          $993.80         $1,094.79        $1,069.34     $1,029.80    $985.10
Dec-26             $1,002.77        $1,021.68         $1,116.24        $1,077.69     $1,032.66    $985.10
Jan-27             $1,032.42        $1,031.79         $1,094.73        $1,085.75     $1,035.21    $977.65
Feb-27             $1,088.92        $1,084.22         $1,153.56        $1,095.28     $1,037.87    $970.21
Mar-27             $1,029.28        $1,069.51         $1,163.57        $1,123.02     $1,040.94    $964.62
Apr-27             $1,088.30        $1,072.34         $1,186.95        $1,122.47     $1,043.59    $964.62
May-27             $1,168.16        $1,145.53         $1,258.99        $1,134.66     $1,046.73    $972.07
Jun-27             $1,132.77        $1,126.85         $1,250.55        $1,126.84     $1,049.43    $981.38
Jul-27             $1,191.20        $1,200.10         $1,334.37        $1,132.44     $1,052.57    $962.76
Aug-27             $1,169.96        $1,207.15         $1,403.08        $1,141.05     $1,055.47    $957.17
Sep-27             $1,175.52        $1,270.63         $1,466.28        $1,143.10     $1,057.69    $962.76
Oct-27             $1,098.05        $1,229.85         $1,392.71        $1,154.37     $1,060.35    $968.34
Nov-27             $1,186.80        $1,329.15         $1,493.11        $1,165.57     $1,062.56    $966.48
Dec-27             $1,224.35        $1,376.35         $1,534.70        $1,173.91     $1,064.93    $964.62
Jan-28             $1,283.32        $1,388.37         $1,528.62        $1,169.68     $1,067.63    $962.76
Feb-28             $1,253.01        $1,348.14         $1,509.48        $1,176.84     $1,071.15    $953.45
Mar-28             $1,319.48        $1,454.99         $1,675.64        $1,182.19     $1,074.30    $953.45
Apr-28             $1,439.54        $1,544.56         $1,733.45        $1,181.76     $1,076.70    $955.31
May-28             $1,502.57        $1,576.15         $1,767.68        $1,172.65     $1,080.18    $960.90
Jun-28             $1,376.02        $1,490.25         $1,699.63        $1,177.50     $1,083.56    $953.45
Jul-28             $1,384.08        $1,502.63         $1,723.54        $1,151.90     $1,087.05    $953.45
Aug-28             $1,445.23        $1,619.08         $1,861.92        $1,160.71     $1,090.55    $955.31
Sep-28             $1,573.85        $1,706.73         $1,910.10        $1,156.00     $1,093.47    $962.76
Oct-28             $1,617.34        $1,716.54         $1,942.28        $1,174.22     $1,097.93    $960.90
Nov-28             $1,802.87        $1,917.92         $2,193.12        $1,174.61     $1,102.16    $959.03
Dec-28             $1,710.34        $1,940.60         $2,203.96        $1,175.13     $1,102.82    $955.31
Jan-29             $1,716.28        $2,007.86         $2,332.49        $1,164.56     $1,106.61    $953.45
Feb-29             $1,711.77        $2,020.81         $2,327.95        $1,146.29     $1,110.57    $951.58
Mar-29             $1,677.49        $1,952.04         $2,325.23        $1,129.82     $1,114.38    $947.86
Apr-29             $1,728.82        $1,972.60         $2,366.21        $1,160.90     $1,118.35    $944.14
May-29             $1,497.77        $1,816.92         $2,280.47        $1,142.13     $1,123.26    $949.72
Jun-29             $1,577.63        $1,981.21         $2,540.38        $1,154.68     $1,129.09    $953.45
Jul-29             $1,595.54        $2,028.63         $2,659.95        $1,154.65     $1,132.87    $962.76
Aug-29             $1,569.44        $2,110.64         $2,933.50        $1,150.71     $1,137.44    $966.48
Sep-29             $1,424.75        $2,047.13         $2,793.81        $1,153.87     $1,141.44    $964.62
Oct-29             $1,030.36        $1,620.02         $2,242.64        $1,197.95     $1,146.67    $964.62
Nov-29               $875.78        $1,427.38         $1,963.12        $1,226.27     $1,150.97    $962.76
Dec-29               $831.92        $1,413.97         $2,018.49        $1,215.33     $1,155.18    $957.17
Jan-30               $939.50        $1,507.32         $2,147.41        $1,208.42     $1,156.79    $953.45
Feb-30               $999.90        $1,537.67         $2,203.00        $1,223.99     $1,160.22    $949.72
Mar-30             $1,100.57        $1,676.08         $2,381.86        $1,234.19     $1,164.25    $944.14
Apr-30             $1,023.75        $1,605.29         $2,362.91        $1,232.23     $1,166.70    $949.72
May-30               $968.22        $1,552.53         $2,340.13        $1,249.42     $1,169.71    $944.14
Jun-30               $758.30        $1,283.05         $1,959.83        $1,255.77     $1,172.86    $938.55
Jul-30               $781.15        $1,335.97         $2,035.50        $1,260.09     $1,175.19    $925.52
Aug-30               $768.15        $1,325.32         $2,064.29        $1,261.74     $1,176.23    $919.93
Sep-30               $656.08        $1,139.77         $1,799.61        $1,271.03     $1,178.81    $925.52
Oct-30               $584.13        $1,042.35         $1,645.69        $1,275.53     $1,179.83    $919.93
Nov-30               $582.51        $1,024.30         $1,631.12        $1,280.93     $1,181.38    $912.48
Dec-30               $514.57          $922.48         $1,515.95        $1,271.95     $1,183.03    $899.44
Jan-31               $622.80        $1,001.04         $1,592.04        $1,256.51     $1,184.74    $886.41
Feb-31               $782.61        $1,123.38         $1,782.02        $1,267.22     $1,185.23    $873.37
Mar-31               $727.22        $1,045.32         $1,661.76        $1,280.45     $1,186.76    $867.79
Apr-31               $569.88          $906.02         $1,506.44        $1,291.42     $1,187.66    $862.20
May-31               $491.31          $770.91         $1,313.76        $1,310.16     $1,188.70    $852.89
Jun-31               $580.70          $898.07         $1,500.43        $1,310.66     $1,189.60    $843.58
Jul-31               $548.34          $839.20         $1,392.18        $1,305.11     $1,190.30    $841.72
Aug-31               $506.52          $836.83         $1,417.53        $1,306.73     $1,190.71    $839.85
Sep-31               $342.10          $577.49           $996.15        $1,270.05     $1,191.02    $836.13
Oct-31               $368.42          $636.03         $1,085.41        $1,228.13     $1,192.24    $830.54
Nov-31               $331.27          $579.44           $998.82        $1,231.47     $1,194.23    $821.23
Dec-31               $258.55          $494.68           $858.99        $1,204.42     $1,195.72    $813.78
Jan-32               $284.90          $509.01           $835.71        $1,208.49     $1,198.49    $797.02
Feb-32               $293.18          $516.03           $883.38        $1,258.44     $1,201.24    $785.85
Mar-32               $254.74          $457.40           $781.08        $1,256.13     $1,203.20    $782.12
Apr-32               $198.20          $373.85           $625.08        $1,331.97     $1,204.58    $776.54
May-32               $174.55          $276.12           $487.84        $1,306.93     $1,205.31    $765.36
Jun-32               $175.12          $291.66           $486.75        $1,315.43     $1,205.58    $759.78
Jul-32               $236.81          $408.13           $672.44        $1,378.73     $1,205.88    $759.78
Aug-32               $410.77          $622.27           $932.60        $1,379.11     $1,206.28    $750.47
Sep-32               $356.55          $585.06           $900.36        $1,386.98     $1,206.65    $746.74
Oct-32               $293.26          $486.85           $778.90        $1,384.62     $1,206.87    $741.16
Nov-32               $257.27          $458.47           $746.45        $1,389.07     $1,207.09    $737.43
Dec-32               $244.62          $462.38           $788.61        $1,407.27     $1,207.22    $729.98
Jan-33               $242.60          $474.99           $795.48        $1,428.15     $1,207.35    $718.81
Feb-33               $211.60          $412.75           $654.49        $1,391.24     $1,207.03    $707.64
Mar-33               $235.25          $435.84           $677.62        $1,404.72     $1,207.54    $702.05
Apr-33               $353.76          $672.24           $966.05        $1,400.21     $1,208.72    $700.19
May-33               $578.02          $911.85         $1,128.60        $1,442.58     $1,209.24    $702.05
Jun-33               $729.27        $1,055.34         $1,279.63        $1,449.76     $1,209.53    $709.50
Jul-33               $689.13          $937.86         $1,169.38        $1,447.31     $1,209.76    $729.98
Aug-33               $752.83        $1,085.67         $1,310.41        $1,453.70     $1,210.06    $737.43
Sep-33               $632.78          $945.40         $1,163.89        $1,457.05     $1,210.25    $737.43
Oct-33               $554.57          $845.33         $1,064.43        $1,443.79     $1,210.35    $737.43
Nov-33               $590.84          $914.73         $1,184.42        $1,422.24     $1,210.57    $737.43
Dec-33               $594.10          $943.96         $1,214.39        $1,406.22     $1,210.81    $733.71
Jan-34               $825.25        $1,141.21         $1,344.24        $1,442.39     $1,211.38    $737.43
Feb-34               $838.95        $1,125.43         $1,300.92        $1,454.10     $1,211.68    $743.02
Mar-34               $837.96        $1,139.23         $1,300.92        $1,482.74     $1,211.94    $743.02
Apr-34               $858.04        $1,120.16         $1,268.24        $1,501.36     $1,212.01    $741.16
May-34               $748.61        $1,019.94         $1,174.88        $1,521.05     $1,212.09    $743.02
Jun-34               $746.79        $1,047.37         $1,201.78        $1,531.26     $1,212.17    $744.88
Jul-34               $578.09          $880.11         $1,065.80        $1,537.38     $1,212.25    $744.88
Aug-34               $667.46          $947.33         $1,130.88        $1,519.19     $1,212.33    $746.74
Sep-34               $656.33          $943.77         $1,127.17        $1,497.04     $1,212.40    $757.92
Oct-34               $662.68          $927.71         $1,094.96        $1,524.34     $1,212.54    $752.33
Nov-34               $725.51        $1,035.54         $1,198.12        $1,530.01     $1,212.64    $750.47
Dec-34               $738.00        $1,051.25         $1,196.87        $1,547.21     $1,212.78    $748.61
Jan-35               $713.80          $999.67         $1,147.73        $1,575.33     $1,212.94    $759.78
Feb-35               $671.53          $968.33         $1,108.63        $1,589.78     $1,213.15    $765.37
Mar-35               $591.72          $916.92         $1,076.92        $1,596.38     $1,213.30    $763.50
Apr-35               $638.53          $988.91         $1,182.45        $1,608.94     $1,213.46    $770.95
May-35               $636.98        $1,011.22         $1,230.87        $1,599.84     $1,213.61    $767.23
Jun-35               $656.40        $1,078.84         $1,316.95        $1,614.56     $1,213.76    $765.37
Jul-35               $712.53        $1,163.72         $1,428.95        $1,621.95     $1,213.92    $761.64
Aug-35               $751.33        $1,197.17         $1,468.93        $1,600.33     $1,214.08    $761.64
Sep-35               $778.12        $1,227.20         $1,506.56        $1,601.71     $1,214.23    $765.37
Oct-35               $855.43        $1,303.50         $1,623.55        $1,611.45     $1,214.38    $765.37
Nov-35               $976.21        $1,383.13         $1,700.43        $1,613.00     $1,214.67    $769.09
Dec-35             $1,034.63        $1,488.92         $1,767.40        $1,624.33     $1,214.83    $770.95
Jan-36             $1,345.97        $1,601.93         $1,885.84        $1,633.30     $1,214.99    $770.95
Feb-36             $1,427.01        $1,649.04         $1,928.01        $1,646.55     $1,215.13    $767.23
Mar-36             $1,436.40        $1,655.55         $1,979.69        $1,664.06     $1,215.34    $763.50
Apr-36             $1,178.63        $1,493.48         $1,831.08        $1,669.93     $1,215.54    $763.50
May-36             $1,210.71        $1,561.43         $1,930.81        $1,676.69     $1,215.74    $763.50
Jun-36             $1,182.71        $1,556.60         $1,995.17        $1,680.26     $1,216.11    $770.95
Jul-36             $1,285.91        $1,691.43         $2,134.99        $1,690.34     $1,216.27    $774.68
Aug-36             $1,312.97        $1,735.39         $2,167.32        $1,709.09     $1,216.48    $780.26
Sep-36             $1,384.08        $1,775.44         $2,174.10        $1,703.77     $1,216.61    $782.13
Oct-36             $1,472.02        $1,877.39         $2,342.49        $1,704.75     $1,216.85    $780.26
Nov-36             $1,678.15        $1,991.19         $2,373.79        $1,739.74     $1,216.95    $780.26
Dec-36             $1,705.07        $2,031.04         $2,366.92        $1,746.40     $1,216.98    $780.26
Jan-37             $1,921.01        $2,131.18         $2,459.23        $1,744.15     $1,217.12    $785.85
Feb-37             $2,047.32        $2,189.11         $2,506.12        $1,759.21     $1,217.33    $787.71
Mar-37             $2,071.81        $2,197.54         $2,486.73        $1,686.82     $1,217.50    $793.30
Apr-37             $1,723.91        $2,007.84         $2,285.52        $1,693.38     $1,217.92    $797.02
May-37             $1,653.55        $1,967.76         $2,279.95        $1,702.30     $1,218.69    $800.75
Jun-37             $1,457.96        $1,853.17         $2,164.97        $1,699.29     $1,219.09    $802.61
Jul-37             $1,638.04        $2,016.16         $2,391.31        $1,722.77     $1,219.48    $806.33
Aug-37             $1,517.45        $1,918.33         $2,275.83        $1,704.81     $1,219.78    $808.20
Sep-37             $1,132.24        $1,575.54         $1,956.59        $1,712.45     $1,220.23    $815.65
Oct-37             $1,008.49        $1,417.30         $1,764.63        $1,719.70     $1,220.43    $811.92
Nov-37               $861.98        $1,271.11         $1,611.86        $1,736.14     $1,220.68    $806.33
Dec-37               $716.00        $1,176.66         $1,537.87        $1,750.45     $1,220.73    $804.47
Jan-38               $754.25        $1,199.89         $1,561.19        $1,760.50     $1,220.77    $793.30
Feb-38               $780.10        $1,275.59         $1,666.35        $1,769.61     $1,220.83    $785.85
Mar-38               $499.26          $926.87         $1,251.96        $1,763.13     $1,220.75    $785.85
Apr-38               $637.87        $1,102.88         $1,433.13        $1,800.11     $1,220.90    $789.57
May-38               $583.68        $1,030.97         $1,385.85        $1,808.08     $1,220.92    $785.85
Jun-38               $787.83        $1,324.78         $1,732.69        $1,808.89     $1,220.93    $785.85
Jul-38               $905.93        $1,478.37         $1,861.59        $1,816.71     $1,220.87    $787.71
Aug-38               $815.22        $1,411.60         $1,819.55        $1,816.71     $1,220.92    $785.85
Sep-38               $802.41        $1,395.86         $1,849.73        $1,820.80     $1,221.14    $785.85
Oct-38               $973.76        $1,585.76         $1,993.29        $1,836.60     $1,221.27    $782.13
Nov-38               $906.72        $1,548.89         $1,938.81        $1,832.58     $1,220.51    $780.26
Dec-38               $950.83        $1,620.68         $2,016.48        $1,847.29     $1,220.53    $782.13
Jan-39               $870.16        $1,492.03         $1,880.63        $1,858.17     $1,220.47    $778.40
Feb-39               $879.43        $1,563.57         $1,954.01        $1,873.01     $1,220.58    $774.68
Mar-39               $662.57        $1,298.19         $1,692.45        $1,896.44     $1,220.46    $772.82
Apr-39               $671.95        $1,298.44         $1,687.83        $1,918.77     $1,220.42    $770.95
May-39               $745.03        $1,417.67         $1,811.48        $1,951.49     $1,220.49    $770.95
Jun-39               $667.38        $1,316.06         $1,700.61        $1,946.22     $1,220.64    $770.95
Jul-39               $836.57        $1,494.57         $1,888.52        $1,968.27     $1,220.65    $770.95
Aug-39               $703.56        $1,335.06         $1,766.17        $1,928.77     $1,220.59    $770.95
Sep-39             $1,065.52        $1,655.55         $2,061.59        $1,823.69     $1,220.71    $785.85
Oct-39             $1,023.24        $1,663.91         $2,036.25        $1,898.42     $1,220.73    $782.13
Nov-39               $915.48        $1,552.63         $1,955.31        $1,929.12     $1,220.76    $782.13
Dec-39               $954.13        $1,606.86         $2,008.20        $1,957.02     $1,220.78    $778.40
Jan-40               $955.02        $1,572.21         $1,940.67        $1,953.71     $1,220.81    $776.54
Feb-40             $1,033.41        $1,609.62         $1,966.44        $1,958.96     $1,220.83    $782.13
Mar-40             $1,098.70        $1,652.84         $1,990.75        $1,993.58     $1,220.83    $780.26
Apr-40             $1,170.59        $1,668.63         $1,985.88        $1,986.60     $1,220.84    $780.26
May-40               $740.55        $1,224.37         $1,531.36        $1,927.18     $1,220.65    $782.13
Jun-40               $818.35        $1,310.25         $1,655.25        $1,976.91     $1,220.70    $783.99
Jul-40               $837.28        $1,367.01         $1,711.65        $1,987.17     $1,220.84    $782.13
Aug-40               $858.63        $1,397.02         $1,771.53        $1,992.73     $1,220.77    $780.26
Sep-40               $876.89        $1,439.34         $1,793.34        $2,014.71     $1,220.79    $782.13
Oct-40               $924.65        $1,533.39         $1,869.04        $2,020.99     $1,220.81    $782.13
Nov-40               $947.28        $1,520.61         $1,810.00        $2,062.35     $1,220.83    $782.13
Dec-40               $904.94        $1,514.61         $1,811.71        $2,076.14     $1,220.84    $785.85
Jan-41               $907.19        $1,447.98         $1,727.80        $2,034.49     $1,220.76    $785.85
Feb-41               $881.02        $1,425.43         $1,717.51        $2,038.60     $1,220.67    $785.85
Mar-41               $909.16        $1,434.28         $1,729.63        $2,058.13     $1,220.81    $789.58
Apr-41               $848.29        $1,350.23         $1,623.69        $2,084.74     $1,220.72    $797.02
May-41               $852.07        $1,373.34         $1,653.34        $2,090.45     $1,220.78    $802.61
Jun-41               $916.24        $1,455.31         $1,748.83        $2,104.20     $1,220.83    $817.51
Jul-41             $1,114.63        $1,597.06         $1,850.03        $2,108.73     $1,221.18    $821.23
Aug-41             $1,107.91        $1,599.49         $1,851.81        $2,112.53     $1,221.26    $828.68
Sep-41             $1,055.92        $1,582.88         $1,839.23        $2,110.08     $1,221.37    $843.58
Oct-41               $984.96        $1,492.20         $1,718.42        $2,139.64     $1,221.42    $852.89
Nov-41               $936.23        $1,466.01         $1,669.58        $2,133.35     $1,221.48    $860.34
Dec-41               $823.50        $1,386.79         $1,601.69        $2,095.50     $1,221.57    $862.20
Jan-42               $979.47        $1,442.65         $1,627.50        $2,110.03     $1,221.79    $873.38
Feb-42               $972.34        $1,419.37         $1,601.63        $2,112.43     $1,221.92    $880.83
Mar-42               $903.37        $1,350.22         $1,497.22        $2,131.79     $1,222.06    $892.00
Apr-42               $871.51        $1,277.73         $1,437.41        $2,125.56     $1,222.14    $897.58
May-42               $868.75        $1,322.89         $1,551.87        $2,141.55     $1,222.45    $906.90
Jun-42               $897.92        $1,350.12         $1,586.15        $2,142.18     $1,222.76    $908.76
Jul-42               $964.05        $1,409.67         $1,639.66        $2,145.95     $1,223.06    $912.48
Aug-42               $995.40        $1,443.18         $1,666.47        $2,154.01     $1,223.42    $918.07
Sep-42             $1,086.22        $1,486.91         $1,714.80        $2,154.71     $1,223.76    $919.93
Oct-42             $1,204.28        $1,614.53         $1,831.06        $2,159.94     $1,224.15    $929.24
Nov-42             $1,142.78        $1,590.13         $1,827.17        $2,152.38     $1,224.50    $934.83
Dec-42             $1,190.01        $1,667.32         $1,927.48        $2,162.94     $1,224.85    $942.28
Jan-43             $1,443.72        $1,822.18         $2,069.53        $2,170.02     $1,225.21    $942.28
Feb-43             $1,722.51        $1,971.77         $2,190.10        $2,168.83     $1,225.53    $944.14
Mar-43             $1,971.34        $2,161.08         $2,309.56        $2,170.84     $1,225.92    $959.03
Apr-43             $2,155.27        $2,203.45         $2,317.54        $2,181.30     $1,226.28    $970.21
May-43             $2,404.41        $2,339.50         $2,445.51        $2,192.29     $1,226.58    $977.66
Jun-43             $2,384.44        $2,373.03         $2,500.04        $2,196.31     $1,226.96    $975.79
Jul-43             $2,126.21        $2,224.56         $2,368.46        $2,196.14     $1,227.31    $968.35
Aug-43             $2,125.68        $2,257.23         $2,409.01        $2,200.68     $1,227.67    $964.62
Sep-43             $2,216.62        $2,320.33         $2,472.30        $2,203.08     $1,228.02    $968.35
Oct-43             $2,243.89        $2,302.65         $2,445.69        $2,204.17     $1,228.37    $972.07
Nov-43             $1,994.21        $2,123.66         $2,285.66        $2,204.06     $1,228.73    $970.21
Dec-43             $2,241.67        $2,312.41         $2,426.69        $2,208.02     $1,229.10    $972.07
Jan-44             $2,385.26        $2,377.54         $2,468.28        $2,212.67     $1,229.46    $970.21
Feb-44             $2,455.60        $2,402.51         $2,478.70        $2,219.75     $1,229.80    $968.34
Mar-44             $2,639.58        $2,478.52         $2,526.93        $2,224.38     $1,230.11    $968.34
Apr-44             $2,499.03        $2,404.83         $2,501.70        $2,227.35     $1,230.45    $973.93
May-44             $2,683.84        $2,549.56         $2,628.16        $2,233.54     $1,230.76    $977.66
Jun-44             $3,055.40        $2,752.95         $2,770.74        $2,235.29     $1,231.11    $979.52
Jul-44             $2,964.18        $2,715.81         $2,717.38        $2,243.40     $1,231.47    $985.10
Aug-44             $3,058.58        $2,780.75         $2,760.14        $2,249.44     $1,231.84    $988.83
Sep-44             $3,052.52        $2,778.43         $2,757.98        $2,252.60     $1,232.13    $988.83
Oct-44             $3,019.54        $2,773.27         $2,764.46        $2,255.30     $1,232.51    $988.83
Nov-44             $3,170.31        $2,833.12         $2,801.23        $2,260.63     $1,232.86    $988.83
Dec-44             $3,445.94        $3,000.86         $2,906.03        $2,270.17     $1,233.16    $992.55
Jan-45             $3,612.14        $3,097.63         $2,951.98        $2,298.91     $1,233.48    $992.55
Feb-45             $3,976.63        $3,344.41         $3,153.60        $2,316.53     $1,233.75    $990.69
Mar-45             $3,634.21        $3,180.96         $3,014.67        $2,321.29     $1,234.06    $990.69
Apr-45             $4,054.78        $3,469.09         $3,286.52        $2,358.49     $1,234.41    $992.55
May-45             $4,257.44        $3,546.04         $3,350.74        $2,371.76     $1,234.78  $1,000.00
Jun-45             $4,621.49        $3,632.16         $3,348.51        $2,411.79     $1,235.08  $1,009.31
Jul-45             $4,364.40        $3,513.68         $3,288.08        $2,391.07     $1,235.45  $1,011.18
Aug-45             $4,607.31        $3,745.37         $3,498.91        $2,397.26     $1,235.82  $1,011.18
Sep-45             $4,920.18        $3,986.30         $3,652.31        $2,410.26     $1,236.17  $1,007.45
Oct-45             $5,264.92        $4,198.49         $3,769.84        $2,435.40     $1,236.55  $1,007.45
Nov-45             $5,882.19        $4,627.31         $3,919.27        $2,465.95     $1,236.85  $1,011.18
Dec-45             $5,982.52        $4,704.74         $3,964.87        $2,513.86     $1,237.22  $1,014.90
Jan-46             $6,916.84        $5,047.31         $4,248.08        $2,520.20     $1,237.60  $1,014.90
Feb-46             $6,476.45        $4,700.01         $3,975.85        $2,528.22     $1,237.93  $1,011.18
Mar-46             $6,653.45        $5,042.66         $4,166.82        $2,530.79     $1,238.29  $1,018.62
Apr-46             $7,116.59        $5,262.53         $4,330.45        $2,496.54     $1,238.66  $1,024.21
May-46             $7,537.28        $5,558.22         $4,455.11        $2,493.47     $1,239.03  $1,029.80
Jun-46             $7,188.73        $5,254.09         $4,290.19        $2,510.94     $1,239.36  $1,040.97
Jul-46             $6,808.07        $5,041.08         $4,187.76        $2,500.92     $1,239.76  $1,102.42
Aug-46             $6,230.35        $4,678.93         $3,905.62        $2,473.03     $1,240.12  $1,126.63
Sep-46             $5,231.83        $4,077.61         $3,516.23        $2,470.71     $1,240.49  $1,139.67
Oct-46             $5,170.06        $4,023.43         $3,495.08        $2,488.94     $1,240.86  $1,162.01
Nov-46             $5,097.11        $4,026.05         $3,485.66        $2,475.47     $1,241.22  $1,189.95
Dec-46             $5,287.04        $4,246.17         $3,644.85        $2,511.30     $1,241.59  $1,199.26
Jan-47             $5,509.44        $4,311.84         $3,737.76        $2,509.75     $1,241.96  $1,199.26
Feb-47             $5,486.94        $4,280.18         $3,709.12        $2,515.02     $1,242.30  $1,197.39
Mar-47             $5,302.59        $4,190.09         $3,653.83        $2,520.00     $1,242.67  $1,223.46
Apr-47             $4,755.84        $3,878.37         $3,521.36        $2,510.75     $1,243.03  $1,223.46
May-47             $4,502.03        $3,758.94         $3,526.19        $2,519.14     $1,243.38  $1,219.74
Jun-47             $4,750.37        $3,993.12         $3,721.41        $2,521.71     $1,243.76  $1,229.05
Jul-47             $5,125.25        $4,235.82         $3,863.32        $2,537.47     $1,244.13  $1,240.23
Aug-47             $5,106.30        $4,177.01         $3,784.87        $2,558.11     $1,244.47  $1,253.26
Sep-47             $5,165.08        $4,196.73         $3,742.87        $2,546.98     $1,245.28  $1,283.06
Oct-47             $5,310.95        $4,302.58         $3,832.05        $2,537.45     $1,246.08  $1,283.06
Nov-47             $5,150.28        $4,185.73         $3,764.99        $2,493.28     $1,246.86  $1,290.51
Dec-47             $5,335.41        $4,300.31         $3,852.90        $2,445.43     $1,247.84  $1,307.27
Jan-48             $5,253.50        $4,206.60         $3,706.85        $2,450.38     $1,248.75  $1,322.16
Feb-48             $4,842.33        $3,984.74         $3,563.01        $2,461.76     $1,249.65  $1,310.99
Mar-48             $5,319.64        $4,365.28         $3,845.51        $2,470.18     $1,250.76  $1,307.27
Apr-48             $5,515.15        $4,568.31         $3,957.72        $2,481.22     $1,251.78  $1,325.89
May-48             $6,099.32        $4,928.66         $4,305.42        $2,516.26     $1,252.73  $1,335.20
Jun-48             $6,128.48        $4,852.33         $4,328.64        $2,495.12     $1,253.87  $1,344.51
Jul-48             $5,774.14        $4,614.14         $4,108.84        $2,489.83     $1,254.89  $1,361.27
Aug-48             $5,777.66        $4,637.96         $4,173.65        $2,490.18     $1,255.97  $1,366.86
Sep-48             $5,473.89        $4,436.77         $4,058.66        $2,493.66     $1,256.42  $1,366.86
Oct-48             $5,828.11        $4,680.25         $4,346.88        $2,495.51     $1,256.92  $1,361.27
Nov-48             $5,177.41        $4,197.64         $3,929.01        $2,514.42     $1,257.41  $1,351.96
Dec-48             $5,222.73        $4,303.69         $4,064.86        $2,528.54     $1,257.97  $1,342.65
Jan-49             $5,317.90        $4,363.02         $4,080.90        $2,549.21     $1,259.17  $1,340.78
Feb-49             $5,062.01        $4,234.22         $3,960.25        $2,561.66     $1,260.28  $1,325.89
Mar-49             $5,380.23        $4,459.50         $4,090.27        $2,580.74     $1,261.51  $1,329.61
Apr-49             $5,199.36        $4,316.72         $4,016.94        $2,583.71     $1,262.67  $1,331.47
May-49             $4,906.05        $4,195.58         $3,913.38        $2,588.73     $1,263.95  $1,329.61
Jun-49             $4,858.85        $4,172.30         $3,918.90        $2,631.98     $1,265.16  $1,331.47
Jul-49             $5,184.79        $4,435.85         $4,173.51        $2,640.78     $1,266.26  $1,322.16
Aug-49             $5,317.75        $4,534.47         $4,265.08        $2,670.12     $1,267.41  $1,325.89
Sep-49             $5,577.93        $4,736.17         $4,377.18        $2,667.08     $1,268.50  $1,331.47
Oct-49             $5,841.35        $4,871.87         $4,526.08        $2,672.09     $1,269.64  $1,324.03
Nov-49             $5,850.62        $4,966.59         $4,605.09        $2,677.71     $1,270.70  $1,325.89
Dec-49             $6,254.13        $5,281.43         $4,828.75        $2,691.60     $1,271.84  $1,318.44
Jan-50             $6,561.56        $5,432.96         $4,923.82        $2,675.13     $1,273.02  $1,312.85
Feb-50             $6,706.48        $5,522.59         $5,022.01        $2,680.79     $1,274.10  $1,309.13
Mar-50             $6,681.57        $5,523.15         $5,057.01        $2,682.99     $1,275.32  $1,314.71
Apr-50             $6,956.41        $5,747.29         $5,302.69        $2,691.04     $1,276.41  $1,316.58
May-50             $7,133.70        $5,902.94         $5,572.67        $2,699.95     $1,277.73  $1,322.16
Jun-50             $6,579.50        $5,475.03         $5,267.03        $2,693.20     $1,278.97  $1,329.61
Jul-50             $6,968.59        $5,665.12         $5,329.55        $2,708.14     $1,280.23  $1,342.65
Aug-50             $7,337.80        $5,913.12         $5,565.56        $2,711.92     $1,281.47  $1,353.82
Sep-50             $7,720.24        $6,278.31         $5,894.90        $2,692.29     $1,282.77  $1,363.13
Oct-50             $7,674.87        $6,203.99         $5,949.46        $2,679.44     $1,284.26  $1,370.58
Nov-50             $7,922.34        $6,425.10         $6,049.99        $2,688.83     $1,285.62  $1,376.17
Dec-50             $8,677.42        $6,879.51         $6,360.08        $2,693.19     $1,287.04  $1,394.79
Jan-51             $9,398.03        $7,391.97         $6,765.18        $2,708.76     $1,288.66  $1,417.13
Feb-51             $9,455.16        $7,472.68         $6,871.38        $2,688.75     $1,290.01  $1,433.89
Mar-51             $9,003.91        $7,227.83         $6,764.21        $2,646.45     $1,291.39  $1,439.48
Apr-51             $9,334.12        $7,553.25         $7,108.74        $2,629.91     $1,293.05  $1,441.34
May-51             $9,025.61        $7,398.51         $6,896.40        $2,611.74     $1,294.66  $1,446.93
Jun-51             $8,548.47        $7,070.06         $6,739.37        $2,595.65     $1,296.16  $1,445.07
Jul-51             $8,867.34        $7,574.71         $7,218.46        $2,631.56     $1,297.91  $1,446.93
Aug-51             $9,403.43        $7,869.24         $7,563.27        $2,657.50     $1,299.64  $1,446.93
Sep-51             $9,605.66        $8,050.96         $7,573.02        $2,636.37     $1,301.22  $1,456.24
Oct-51             $9,392.15        $7,863.88         $7,494.88        $2,639.06     $1,303.25  $1,463.69
Nov-51             $9,314.04        $8,018.98         $7,566.75        $2,603.17     $1,304.65  $1,471.14
Dec-51             $9,354.57        $8,166.06         $7,887.55        $2,587.32     $1,306.26  $1,476.72
Jan-52             $9,533.32        $8,293.08         $8,030.23        $2,594.61     $1,308.28  $1,476.72
Feb-52             $9,247.79        $8,140.34         $7,804.03        $2,598.23     $1,309.78  $1,467.41
Mar-52             $9,410.00        $8,437.24         $8,196.58        $2,626.99     $1,311.19  $1,467.41
Apr-52             $8,921.53        $8,032.54         $7,866.97        $2,671.84     $1,312.72  $1,473.00
May-52             $8,949.87        $8,253.96         $8,136.85        $2,662.89     $1,314.44  $1,474.86
Jun-52             $9,193.01        $8,535.68         $8,535.84        $2,663.69     $1,316.39  $1,478.59
Jul-52             $9,296.25        $8,657.79         $8,703.41        $2,658.47     $1,318.38  $1,489.76
Aug-52             $9,291.10        $8,635.01         $8,641.73        $2,639.88     $1,320.31  $1,491.62
Sep-52             $9,141.68        $8,480.39         $8,489.82        $2,605.57     $1,322.47  $1,489.76
Oct-52             $9,047.49        $8,412.38         $8,507.11        $2,644.06     $1,324.31  $1,491.62
Nov-52             $9,485.88        $8,879.80         $8,992.83        $2,639.99     $1,325.70  $1,491.62
Dec-52             $9,637.73        $9,128.97         $9,336.29        $2,617.33     $1,327.89  $1,489.76
Jan-53            $10,031.94        $9,251.10         $9,290.61        $2,620.42     $1,330.04  $1,486.04
Feb-53            $10,301.71        $9,314.08         $9,192.00        $2,597.67     $1,331.90  $1,478.59
Mar-53            $10,232.76        $9,222.82         $8,996.79        $2,574.78     $1,334.35  $1,482.31
Apr-53             $9,938.64        $8,993.10         $8,783.34        $2,547.72     $1,336.52  $1,484.17
May-53            $10,079.26        $9,025.92         $8,851.13        $2,510.14     $1,338.82  $1,487.90
Jun-53             $9,589.21        $8,783.14         $8,732.10        $2,566.02     $1,341.28  $1,493.48
Jul-53             $9,734.91        $8,926.88         $8,970.85        $2,576.11     $1,343.23  $1,497.21
Aug-53             $9,123.38        $8,492.99         $8,521.40        $2,574.18     $1,345.47  $1,500.93
Sep-53             $8,884.04        $8,454.98         $8,550.64        $2,651.23     $1,347.65  $1,502.80
Oct-53             $9,143.04        $8,818.08         $9,012.04        $2,670.95     $1,349.34  $1,506.52
Nov-53             $9,258.36        $9,055.16         $9,195.66        $2,657.75     $1,350.38  $1,500.93
Dec-53             $9,012.51        $9,031.92         $9,243.94        $2,712.53     $1,352.10  $1,499.07
Jan-54             $9,694.17        $9,614.79         $9,739.48        $2,736.75     $1,353.58  $1,502.80
Feb-54             $9,785.62        $9,808.39         $9,847.78        $2,802.33     $1,354.54  $1,500.93
Mar-54             $9,964.71       $10,152.14        $10,167.88        $2,818.67     $1,355.59  $1,499.07
Apr-54            $10,104.46       $10,387.65        $10,692.50        $2,847.92     $1,356.80  $1,495.35
May-54            $10,560.58       $10,843.02        $11,138.97        $2,823.14     $1,357.49  $1,500.93
Jun-54            $10,651.22       $11,023.48        $11,173.31        $2,869.05     $1,358.29  $1,502.80
Jul-54            $11,511.62       $11,728.34        $11,831.24        $2,907.62     $1,358.98  $1,502.80
Aug-54            $11,528.22       $11,545.73        $11,505.57        $2,897.16     $1,359.66  $1,500.93
Sep-54            $12,000.47       $12,081.24        $12,485.26        $2,894.35     $1,360.84  $1,497.21
Oct-54            $12,082.27       $12,036.58        $12,276.59        $2,896.16     $1,361.79  $1,493.49
Nov-54            $13,023.69       $13,216.38        $13,392.65        $2,888.95     $1,362.65  $1,495.35
Dec-54            $14,472.54       $14,096.06        $14,108.43        $2,907.48     $1,363.78  $1,491.62
Jan-55            $14,763.65       $14,230.58        $14,386.83        $2,837.38     $1,364.89  $1,491.62
Feb-55            $15,471.44       $14,784.93        $14,528.23        $2,815.17     $1,366.05  $1,491.62
Mar-55            $15,602.39       $14,723.67        $14,484.76        $2,839.75     $1,367.40  $1,491.62
Apr-55            $15,836.67       $15,077.00        $15,058.92        $2,839.99     $1,368.83  $1,491.62
May-55            $15,959.95       $15,192.07        $15,142.22        $2,860.69     $1,370.73  $1,491.62
Jun-55            $16,428.16       $15,765.27        $16,416.40        $2,838.92     $1,372.13  $1,491.62
Jul-55            $16,532.97       $15,811.24        $17,436.68        $2,809.88     $1,373.50  $1,497.21
Aug-55            $16,487.00       $15,967.76        $17,392.60        $2,811.03     $1,375.67  $1,493.48
Sep-55            $16,667.25       $15,726.37        $17,618.16        $2,831.54     $1,377.90  $1,499.07
Oct-55            $16,384.45       $15,424.13        $17,117.89        $2,872.35     $1,380.40  $1,499.07
Nov-55            $17,151.90       $16,408.97        $18,532.93        $2,859.43     $1,382.75  $1,500.93
Dec-55            $17,430.84       $16,747.90        $18,561.43        $2,869.90     $1,385.25  $1,497.21
Jan-56            $17,348.40       $16,232.48        $17,916.59        $2,893.75     $1,388.30  $1,495.35
Feb-56            $17,830.35       $16,832.65        $18,656.63        $2,893.11     $1,390.95  $1,495.35
Mar-56            $18,598.07       $17,749.00        $19,981.61        $2,850.03     $1,393.06  $1,497.21
Apr-56            $18,685.06       $17,812.91        $19,973.36        $2,817.86     $1,395.64  $1,499.07
May-56            $17,941.88       $17,171.26        $18,788.50        $2,881.37     $1,398.85  $1,506.52
Jun-56            $18,041.87       $17,685.33        $19,557.49        $2,889.22     $1,401.62  $1,515.83
Jul-56            $18,552.33       $18,497.56        $20,594.29        $2,828.95     $1,404.65  $1,527.00
Aug-56            $18,303.24       $18,046.94        $19,918.80        $2,776.19     $1,406.98  $1,525.14
Sep-56            $17,826.52       $17,334.29        $19,042.55        $2,789.95     $1,409.57  $1,527.00
Oct-56            $18,012.73       $17,472.01        $19,168.52        $2,774.77     $1,413.06  $1,536.31
Nov-56            $18,108.43       $17,699.20        $19,071.79        $2,758.84     $1,415.95  $1,536.31
Dec-56            $18,177.39       $18,117.87        $19,778.31        $2,709.57     $1,419.31  $1,540.04
Jan-57            $18,606.52       $17,948.81        $18,985.81        $2,803.25     $1,423.10  $1,541.90
Feb-57            $18,234.26       $17,605.52        $18,484.85        $2,810.27     $1,426.50  $1,547.49
Mar-57            $18,539.52       $17,988.55        $18,882.24        $2,803.52     $1,429.79  $1,551.21
Apr-57            $18,999.99       $18,558.99        $19,614.25        $2,741.42     $1,433.39  $1,556.80
May-57            $19,143.25       $19,011.64        $20,471.88        $2,735.17     $1,437.06  $1,560.52
Jun-57            $19,283.36       $18,759.35        $20,480.52        $2,685.83     $1,440.52  $1,569.83
Jul-57            $19,166.90       $18,824.43        $20,748.57        $2,674.85     $1,444.78  $1,577.28
Aug-57            $18,427.37       $17,718.59        $19,700.54        $2,675.32     $1,448.42  $1,579.14
Sep-57            $17,594.67       $16,833.21        $18,515.55        $2,695.66     $1,452.14  $1,581.01
Oct-57            $16,130.60       $15,935.43        $17,956.86        $2,682.13     $1,456.34  $1,581.01
Nov-57            $16,313.52       $16,436.53        $18,372.33        $2,825.04     $1,460.37  $1,586.59
Dec-57            $15,528.92       $15,797.84        $17,645.72        $2,911.66     $1,463.87  $1,586.59
Jan-58            $17,244.89       $17,232.73        $18,431.15        $2,887.09     $1,467.92  $1,595.91
Feb-58            $16,951.71       $17,072.29        $18,170.37        $2,916.09     $1,469.69  $1,597.77
Mar-58            $17,750.17       $17,748.51        $18,766.56        $2,945.87     $1,471.08  $1,608.94
Apr-58            $18,417.61       $18,230.88        $19,399.53        $3,000.77     $1,472.27  $1,612.67
May-58            $19,131.20       $18,883.14        $19,810.40        $3,001.03     $1,473.88  $1,612.67
Jun-58            $19,751.58       $19,466.06        $20,363.05        $2,953.10     $1,474.32  $1,614.53
Jul-58            $20,722.39       $20,452.56        $21,276.78        $2,870.98     $1,475.30  $1,616.39
Aug-58            $21,610.12       $21,045.51        $21,650.99        $2,745.94     $1,475.97  $1,614.53
Sep-58            $22,729.50       $22,049.97        $22,734.67        $2,713.82     $1,478.78  $1,614.53
Oct-58            $23,654.71       $22,740.22        $23,347.78        $2,751.40     $1,481.50  $1,614.53
Nov-58            $24,828.29       $23,702.15        $24,011.86        $2,784.52     $1,483.11  $1,616.39
Dec-58            $25,605.12       $24,646.97        $25,297.55        $2,734.23     $1,486.43  $1,614.53
Jan-59            $27,076.41       $25,315.15        $25,430.44        $2,712.28     $1,489.48  $1,616.39
Feb-59            $27,875.19       $26,097.69        $25,554.33        $2,744.12     $1,492.28  $1,614.53
Mar-59            $27,950.57       $26,298.43        $25,605.06        $2,748.69     $1,495.53  $1,614.53
Apr-59            $28,276.78       $27,158.99        $26,635.00        $2,716.58     $1,498.51  $1,616.39
May-59            $28,315.32       $27,464.48        $27,273.23        $2,715.09     $1,501.79  $1,618.25
Jun-59            $28,196.14       $27,631.22        $27,212.81        $2,717.93     $1,505.47  $1,625.70
Jul-59            $29,118.49       $28,420.42        $28,199.50        $2,734.22     $1,509.27  $1,629.42
Aug-59            $28,862.77       $27,987.43        $27,910.57        $2,722.96     $1,512.08  $1,627.56
Sep-59            $27,618.88       $26,650.95        $26,674.27        $2,707.57     $1,516.74  $1,633.15
Oct-59            $28,245.19       $27,355.76        $27,016.60        $2,748.29     $1,521.31  $1,638.73
Nov-59            $28,873.02       $27,996.95        $27,519.17        $2,715.67     $1,525.20  $1,638.73
Dec-59            $29,803.92       $28,267.43        $28,321.90        $2,672.51     $1,530.31  $1,638.73
Jan-60            $28,890.64       $26,746.13        $26,340.44        $2,702.40     $1,535.39  $1,636.87
Feb-60            $29,034.11       $27,007.66        $26,728.86        $2,757.50     $1,539.78  $1,638.74
Mar-60            $28,119.65       $26,463.78        $26,400.23        $2,835.27     $1,545.12  $1,638.74
Apr-60            $27,594.12       $26,124.25        $25,975.66        $2,787.13     $1,548.13  $1,648.05
May-60            $28,158.42       $26,938.70        $26,821.30        $2,829.42     $1,552.37  $1,648.05
Jun-60            $29,115.98       $27,607.05        $27,388.19        $2,878.25     $1,556.07  $1,651.77
Jul-60            $28,564.61       $27,199.04        $26,748.24        $2,984.04     $1,558.14  $1,651.77
Aug-60            $30,063.51       $28,019.96        $27,596.32        $2,963.96     $1,560.72  $1,651.77
Sep-60            $27,844.01       $26,488.59        $25,968.44        $2,986.26     $1,563.18  $1,653.63
Oct-60            $26,728.13       $25,998.05        $25,949.04        $2,977.87     $1,566.56  $1,661.08
Nov-60            $27,896.26       $27,593.75        $27,154.40        $2,958.21     $1,568.62  $1,662.94
Dec-60            $28,822.97       $28,858.35        $28,454.91        $3,040.75     $1,571.06  $1,662.94
Jan-61            $31,460.21       $31,170.31        $30,291.19        $3,008.21     $1,574.00  $1,662.94
Feb-61            $33,313.91       $32,876.41        $31,257.08        $3,068.39     $1,576.26  $1,662.94
Mar-61            $35,375.95       $34,440.64        $32,099.62        $3,056.89     $1,579.47  $1,662.94
Apr-61            $35,825.15       $34,448.39        $32,262.43        $3,092.08     $1,582.23  $1,662.94
May-61            $37,355.42       $35,742.20        $33,033.05        $3,077.89     $1,585.04  $1,662.94
Jun-61            $35,325.75       $34,344.89        $32,124.84        $3,054.89     $1,588.23  $1,664.81
Jul-61            $35,436.32       $34,885.07        $33,223.15        $3,065.47     $1,591.12  $1,672.25
Aug-61            $35,898.16       $36,051.52        $34,029.35        $3,053.91     $1,593.37  $1,670.39
Sep-61            $34,682.36       $35,143.06        $33,404.46        $3,093.35     $1,596.05  $1,674.12
Oct-61            $35,589.90       $36,202.80        $34,400.65        $3,115.35     $1,599.01  $1,674.12
Nov-61            $37,771.88       $37,603.31        $35,939.70        $3,109.06     $1,601.48  $1,674.12
Dec-61            $38,071.63       $37,242.24        $36,106.00        $3,070.35     $1,604.47  $1,674.12
Jan-62            $38,590.93       $36,434.94        $34,783.87        $3,066.02     $1,608.33  $1,674.12
Feb-62            $39,314.32       $36,985.43        $35,511.48        $3,097.60     $1,611.58  $1,677.84
Mar-62            $39,537.39       $36,644.98        $35,349.05        $3,176.06     $1,614.86  $1,681.57
Apr-62            $36,463.91       $34,305.05        $33,204.21        $3,202.11     $1,618.49  $1,685.29
May-62            $32,785.54       $30,881.79        $30,511.84        $3,216.76     $1,622.38  $1,685.29
Jun-62            $30,212.73       $28,212.06        $28,060.86        $3,192.48     $1,625.55  $1,685.29
Jul-62            $32,517.57       $29,842.49        $29,890.57        $3,157.71     $1,629.88  $1,689.01
Aug-62            $33,457.94       $30,590.13        $30,511.69        $3,216.80     $1,633.70  $1,689.01
Sep-62            $31,253.77       $28,948.54        $29,092.41        $3,236.36     $1,637.07  $1,698.33
Oct-62            $30,087.19       $28,641.60        $29,278.54        $3,263.46     $1,641.25  $1,696.46
Nov-62            $33,841.80       $32,374.78        $32,459.19        $3,270.37     $1,644.53  $1,696.46
Dec-62            $33,540.10       $32,500.33        $32,954.48        $3,281.79     $1,648.33  $1,694.60
Jan-63            $36,579.94       $34,507.58        $34,620.50        $3,281.46     $1,652.46  $1,696.46
Feb-63            $36,705.11       $33,900.56        $33,794.21        $3,283.94     $1,656.21  $1,698.33
Mar-63            $37,251.07       $34,648.33        $35,045.27        $3,286.78     $1,660.00  $1,700.19
Apr-63            $38,412.18       $36,161.39        $36,798.34        $3,282.90     $1,664.21  $1,700.19
May-63            $40,088.18       $37,086.69        $37,510.06        $3,290.30     $1,668.25  $1,700.19
Jun-63            $39,613.50       $36,408.30        $36,805.43        $3,296.66     $1,672.02  $1,707.64
Jul-63            $39,743.63       $35,854.68        $36,725.86        $3,306.87     $1,676.50  $1,715.09
Aug-63            $41,799.21       $37,855.33        $38,691.50        $3,313.97     $1,680.66  $1,715.09
Sep-63            $41,118.30       $37,082.70        $38,317.93        $3,315.43     $1,685.25  $1,715.09
Oct-63            $42,090.09       $37,490.58        $39,616.57        $3,306.87     $1,690.17  $1,716.95
Nov-63            $41,642.25       $37,310.51        $39,434.57        $3,323.67     $1,694.74  $1,718.81
Dec-63            $41,443.95       $37,867.48        $40,468.50        $3,321.61     $1,699.70  $1,722.54
Jan-64            $42,580.55       $38,348.97        $41,612.10        $3,317.09     $1,704.72  $1,724.40
Feb-64            $44,134.02       $39,386.84        $42,222.47        $3,313.47     $1,709.20  $1,722.54
Mar-64            $45,099.18       $40,628.51        $42,917.11        $3,325.70     $1,714.54  $1,724.40
Apr-64            $45,520.14       $40,487.61        $43,237.70        $3,341.24     $1,719.57  $1,726.26
May-64            $46,233.80       $41,130.43        $43,939.67        $3,358.02     $1,723.96  $1,726.26
Jun-64            $46,985.47       $41,895.01        $44,721.49        $3,381.19     $1,729.22  $1,729.99
Jul-64            $48,856.86       $42,858.47        $45,591.95        $3,383.75     $1,734.35  $1,733.71
Aug-64            $48,715.32       $42,740.73        $45,054.78        $3,390.49     $1,739.27  $1,731.85
Sep-64            $50,675.87       $44,257.99        $46,409.22        $3,407.28     $1,744.15  $1,735.57
Oct-64            $51,716.09       $45,139.92        $46,855.77        $3,421.99     $1,749.26  $1,737.44
Nov-64            $51,772.05       $45,238.19        $46,877.84        $3,427.78     $1,754.33  $1,741.16
Dec-64            $51,192.67       $45,060.85        $47,138.81        $3,438.07     $1,759.79  $1,743.02
Jan-65            $53,901.63       $47,461.24        $48,762.93        $3,451.81     $1,764.77  $1,743.02
Feb-65            $56,003.09       $48,870.75        $48,913.31        $3,456.63     $1,770.03  $1,743.02
Mar-65            $57,335.46       $48,899.73        $48,264.33        $3,475.18     $1,776.38  $1,744.89
Apr-65            $60,252.06       $50,534.30        $49,984.04        $3,487.86     $1,781.81  $1,750.47
May-65            $59,781.61       $50,269.96        $49,832.58        $3,494.06     $1,787.35  $1,754.20
Jun-65            $54,397.50       $46,496.99        $47,476.80        $3,510.60     $1,793.67  $1,763.51
Jul-65            $56,837.34       $47,958.95        $48,176.65        $3,518.31     $1,799.23  $1,765.37
Aug-65            $60,219.61       $50,062.14        $49,487.73        $3,513.77     $1,805.17  $1,761.65
Sep-65            $62,310.38       $51,631.49        $51,139.78        $3,501.90     $1,810.81  $1,765.37
Oct-65            $65,875.96       $53,814.37        $52,617.82        $3,511.39     $1,816.51  $1,767.23
Nov-65            $68,319.04       $55,647.99        $52,452.71        $3,489.55     $1,822.87  $1,770.96
Dec-65            $72,567.39       $56,688.71        $53,008.08        $3,462.47     $1,828.90  $1,776.54
Jan-66            $78,050.58       $58,355.59        $53,334.98        $3,426.53     $1,835.83  $1,776.54
Feb-66            $80,479.36       $58,637.39        $52,634.43        $3,340.86     $1,842.21  $1,787.72
Mar-66            $78,934.80       $57,188.63        $51,555.42        $3,439.89     $1,849.30  $1,793.30
Apr-66            $81,644.63       $59,145.23        $52,687.89        $3,418.32     $1,855.62  $1,800.75
May-66            $73,797.11       $55,298.54        $50,095.75        $3,398.02     $1,863.28  $1,802.61
Jun-66            $73,708.56       $55,090.01        $49,362.90        $3,392.68     $1,870.28  $1,808.20
Jul-66            $73,617.01       $54,321.40        $48,768.72        $3,380.16     $1,876.90  $1,813.79
Aug-66            $65,669.10       $49,741.56        $45,233.57        $3,310.46     $1,884.60  $1,823.10
Sep-66            $64,594.88       $49,148.54        $44,993.02        $3,420.45     $1,892.15  $1,826.82
Oct-66            $63,901.91       $50,335.62        $47,214.46        $3,498.48     $1,900.72  $1,834.27
Nov-66            $67,041.28       $52,094.00        $47,661.86        $3,446.53     $1,908.28  $1,834.27
Dec-66            $67,479.13       $53,393.22        $47,673.73        $3,588.91     $1,915.95  $1,836.13
Jan-67            $79,884.02       $59,579.68        $51,477.90        $3,644.23     $1,924.21  $1,836.13
Feb-67            $83,474.81       $60,163.50        $51,846.43        $3,563.77     $1,931.08  $1,837.99
Mar-67            $88,606.34       $63,657.98        $53,967.37        $3,634.32     $1,938.61  $1,841.72
Apr-67            $91,003.40       $66,184.57        $56,324.71        $3,528.49     $1,944.90  $1,845.44
May-67            $90,232.33       $65,230.65        $53,640.62        $3,514.80     $1,951.39  $1,851.03
Jun-67            $99,410.67       $68,071.18        $54,658.29        $3,405.14     $1,956.58  $1,856.61
Jul-67           $108,862.34       $71,990.65        $57,215.09        $3,428.38     $1,962.74  $1,865.93
Aug-67           $109,084.97       $72,150.04        $56,816.53        $3,399.47     $1,968.85  $1,871.51
Sep-67           $115,244.34       $74,213.46        $58,758.12        $3,397.95     $1,975.16  $1,875.24
Oct-67           $111,661.86       $71,356.76        $57,135.93        $3,262.06     $1,982.94  $1,880.82
Nov-67           $112,964.50       $71,876.38        $57,507.08        $3,197.96     $1,989.98  $1,886.41
Dec-67           $123,870.43       $74,622.70        $59,103.82        $3,259.41     $1,996.61  $1,892.00
Jan-68           $125,779.40       $72,803.10        $56,591.91        $3,366.26     $2,004.68  $1,899.44
Feb-68           $116,860.64       $69,288.61        $55,113.34        $3,355.08     $2,012.45  $1,905.03
Mar-68           $115,586.15       $69,409.79        $55,717.76        $3,284.09     $2,020.10  $1,914.34
Apr-68           $132,468.44       $77,068.68        $60,362.95        $3,358.56     $2,028.77  $1,919.93
May-68           $145,697.66       $80,528.83        $61,334.07        $3,372.95     $2,037.82  $1,925.52
Jun-68           $146,136.79       $81,731.45        $61,980.47        $3,450.53     $2,046.48  $1,936.69
Jul-68           $141,088.06       $78,697.82        $60,916.14        $3,550.30     $2,056.24  $1,946.00
Aug-68           $146,266.41       $80,475.53        $61,913.34        $3,549.27     $2,064.92  $1,951.59
Sep-68           $155,033.92       $85,280.72        $64,387.09        $3,512.96     $2,073.71  $1,957.18
Oct-68           $155,505.37       $86,279.44        $64,945.26        $3,466.49     $2,082.76  $1,968.35
Nov-68           $167,387.54       $92,663.60        $68,393.20        $3,373.27     $2,091.61  $1,975.80
Dec-68           $168,428.52       $90,068.47        $65,641.54        $3,250.92     $2,100.55  $1,981.38
Jan-69           $165,633.62       $89,305.77        $65,192.81        $3,184.09     $2,111.61  $1,986.97
Feb-69           $149,238.05       $83,279.95        $62,414.49        $3,197.35     $2,121.35  $1,994.42
Mar-69           $155,141.90       $84,835.12        $64,653.36        $3,200.65     $2,131.19  $2,011.18
Apr-69           $161,264.89       $85,996.26        $66,131.02        $3,337.18     $2,142.55  $2,024.22
May-69           $164,062.67       $85,993.94        $66,303.22        $3,173.59     $2,152.91  $2,029.80
Jun-69           $144,953.97       $78,521.41        $62,707.99        $3,241.62     $2,163.93  $2,042.84
Jul-69           $129,448.82       $72,910.50        $59,024.21        $3,267.31     $2,175.43  $2,052.15
Aug-69           $138,925.38       $77,050.80        $61,704.50        $3,244.83     $2,186.41  $2,061.46
Sep-69           $135,301.37       $76,235.83        $60,250.87        $3,072.50     $2,200.00  $2,070.77
Oct-69           $143,552.05       $82,457.13        $63,013.67        $3,184.72     $2,213.12  $2,078.22
Nov-69           $135,552.18       $79,262.00        $61,140.91        $3,107.21     $2,224.53  $2,089.39
Dec-69           $126,233.24       $77,439.21        $60,059.02        $3,085.98     $2,238.85  $2,102.43
Jan-70           $118,554.47       $71,743.33        $55,593.75        $3,079.38     $2,252.38  $2,109.88
Feb-70           $123,144.90       $76,296.02        $58,850.10        $3,260.13     $2,266.30  $2,121.05
Mar-70           $119,640.94       $75,932.54        $59,027.65        $3,238.03     $2,279.23  $2,132.22
Apr-70            $98,969.62       $66,256.69        $53,778.85        $3,104.23     $2,290.72  $2,145.26
May-70            $88,762.28       $60,440.41        $50,836.61        $2,958.83     $2,302.79  $2,154.57
Jun-70            $80,518.58       $57,121.56        $48,386.08        $3,102.74     $2,316.17  $2,165.74
Jul-70            $84,975.44       $61,881.56        $52,025.68        $3,201.86     $2,328.29  $2,173.19
Aug-70            $93,037.06       $65,661.60        $54,671.97        $3,195.71     $2,340.72  $2,176.92
Sep-70           $103,140.05       $70,483.98        $56,569.91        $3,268.53     $2,353.29  $2,188.09
Oct-70            $95,856.19       $67,678.37        $56,019.03        $3,233.04     $2,364.11  $2,199.26
Nov-70            $97,170.38       $70,778.92        $59,020.19        $3,488.84     $2,374.88  $2,206.71
Dec-70           $104,225.92       $76,909.57        $62,465.32        $3,459.57     $2,384.93  $2,217.89
Jan-71           $120,819.94       $82,831.30        $65,081.87        $3,634.50     $2,394.05  $2,219.75
Feb-71           $124,647.15       $84,585.92        $65,998.22        $3,575.22     $2,401.99  $2,223.47
Mar-71           $131,675.51       $88,875.36        $68,522.19        $3,763.34     $2,409.14  $2,230.92
Apr-71           $134,922.76       $91,798.55        $71,104.31        $3,656.80     $2,415.79  $2,238.37
May-71           $126,760.20       $88,689.80        $68,491.37        $3,654.64     $2,422.88  $2,249.54
Jun-71           $122,710.47       $88,898.93        $68,635.75        $3,596.65     $2,431.93  $2,262.58
Jul-71           $115,802.24       $84,515.94        $65,895.81        $3,607.30     $2,441.70  $2,268.17
Aug-71           $122,555.36       $88,983.03        $68,612.17        $3,777.15     $2,453.12  $2,273.75
Sep-71           $119,780.46       $88,594.36        $68,231.09        $3,854.03     $2,462.13  $2,275.62
Oct-71           $113,179.72       $84,848.50        $65,476.61        $3,918.32     $2,471.18  $2,279.34
Nov-71           $108,954.49       $83,513.32        $65,650.31        $3,900.02     $2,480.39  $2,283.07
Dec-71           $121,422.81       $92,476.47        $71,405.81        $3,917.26     $2,489.54  $2,292.38
Jan-72           $135,141.77       $95,480.85        $72,790.73        $3,892.39     $2,496.71  $2,294.24
Feb-72           $139,140.61       $98,366.66        $74,968.70        $3,926.66     $2,502.90  $2,305.41
Mar-72           $137,144.08       $99,415.25        $75,510.35        $3,894.54     $2,509.72  $2,309.14
Apr-72           $138,911.87       $99,357.59        $75,940.00        $3,905.10     $2,516.95  $2,314.72
May-72           $136,257.40       $99,481.89        $77,604.53        $4,010.68     $2,524.53  $2,322.17
Jun-72           $132,099.51       $96,070.65        $76,010.38        $3,984.77     $2,531.94  $2,327.76
Jul-72           $126,644.59       $93,923.57        $76,287.06        $4,070.66     $2,539.85  $2,337.07
Aug-72           $129,005.25       $97,029.43        $79,270.64        $4,082.27     $2,547.11  $2,340.79
Sep-72           $124,506.32       $94,999.19        $78,985.19        $4,048.56     $2,555.81  $2,350.11
Oct-72           $122,328.58       $94,994.91        $79,828.28        $4,143.44     $2,565.97  $2,357.56
Nov-72           $129,576.42      $101,508.05        $83,856.17        $4,237.15     $2,575.48  $2,363.14
Dec-72           $126,806.86      $100,224.18        $84,955.86        $4,140.00     $2,585.13  $2,370.59
Jan-73           $121,328.67       $94,000.36        $83,602.94        $4,007.10     $2,596.43  $2,378.04
Feb-73           $111,635.00       $88,167.26        $80,821.72        $4,012.70     $2,607.20  $2,394.80
Mar-73           $109,318.35       $85,821.57        $80,807.26        $4,045.60     $2,619.09  $2,417.15
Apr-73           $102,526.51       $80,438.92        $77,619.00        $4,064.01     $2,632.74  $2,433.91
May-73            $94,210.58       $75,668.65        $76,537.85        $4,021.50     $2,646.10  $2,448.80
Jun-73            $91,476.50       $73,060.81        $76,144.06        $4,013.01     $2,659.71  $2,465.56
Jul-73           $102,397.51       $80,435.28        $79,145.74        $3,839.17     $2,676.72  $2,471.15
Aug-73            $97,836.73       $78,395.76        $76,629.93        $3,989.46     $2,695.45  $2,515.84
Sep-73           $108,242.05       $87,304.97        $79,812.76        $4,116.29     $2,713.83  $2,523.29
Oct-73           $109,155.18       $86,536.25        $79,834.86        $4,204.89     $2,731.53  $2,543.78
Nov-73            $87,736.64       $72,273.34        $71,194.50        $4,128.11     $2,746.77  $2,562.40
Dec-73            $87,617.94       $74,096.58        $72,500.28        $4,094.17     $2,764.29  $2,579.16
Jan-74            $99,238.35       $77,597.20        $71,883.44        $4,060.27     $2,781.61  $2,601.51
Feb-74            $98,393.04       $78,422.45        $72,017.43        $4,050.49     $2,797.77  $2,635.03
Mar-74            $97,661.29       $76,398.60        $70,453.14        $3,932.34     $2,813.37  $2,664.82
Apr-74            $93,129.42       $71,613.14        $67,821.86        $3,832.97     $2,834.59  $2,679.72
May-74            $85,745.19       $67,059.26        $65,974.46        $3,879.99     $2,855.95  $2,709.52
Jun-74            $84,485.16       $64,828.81        $65,126.69        $3,897.31     $2,873.15  $2,735.59
Jul-74            $82,636.96       $62,286.16        $60,182.73        $3,886.00     $2,893.40  $2,756.07
Aug-74            $77,008.81       $56,978.07        $55,197.25        $3,795.73     $2,910.63  $2,791.45
Sep-74            $71,978.13       $52,524.09        $48,740.33        $3,889.60     $2,934.11  $2,824.97
Oct-74            $79,628.61       $59,963.29        $56,817.67        $4,079.89     $2,948.94  $2,849.18
Nov-74            $76,143.03       $58,602.12        $54,272.81        $4,200.45     $2,964.84  $2,873.39
Dec-74            $70,142.43       $56,245.91        $53,310.99        $4,272.46     $2,985.52  $2,893.88
Jan-75            $89,551.12       $69,134.37        $59,982.65        $4,368.47     $3,002.91  $2,906.91
Feb-75            $92,105.21       $72,559.98        $64,026.68        $4,425.90     $3,015.96  $2,927.40
Mar-75            $97,799.15       $77,448.49        $65,541.23        $4,307.68     $3,028.43  $2,938.57
Apr-75           $102,990.23       $81,197.85        $68,772.67        $4,229.33     $3,041.69  $2,953.47
May-75           $109,821.37       $86,138.34        $72,270.38        $4,319.04     $3,054.94  $2,966.51
Jun-75           $118,052.59       $92,213.50        $75,608.40        $4,445.13     $3,067.43  $2,990.72
Jul-75           $115,055.82       $87,109.76        $70,628.23        $4,406.51     $3,082.29  $3,022.37
Aug-75           $108,456.45       $84,179.48        $69,609.56        $4,376.54     $3,097.10  $3,031.68
Sep-75           $106,487.86       $81,058.94        $67,326.09        $4,333.61     $3,113.42  $3,046.58
Oct-75           $105,954.46       $85,745.53        $71,612.74        $4,539.41     $3,130.71  $3,065.20
Nov-75           $109,341.19       $89,288.62        $73,856.65        $4,490.02     $3,143.54  $3,083.82
Dec-75           $107,188.70       $88,838.87        $73,144.31        $4,665.35     $3,158.79  $3,096.86
Jan-76           $135,959.75      $103,215.40        $81,916.14        $4,707.45     $3,173.57  $3,104.31
Feb-76           $154,853.81      $107,034.88        $81,441.02        $4,736.41     $3,184.28  $3,111.76
Mar-76           $154,625.71      $109,076.79        $84,094.70        $4,814.84     $3,197.07  $3,119.21
Apr-76           $149,081.45      $107,647.77        $83,262.50        $4,823.73     $3,210.48  $3,132.24
May-76           $143,698.12      $105,841.66        $82,653.85        $4,747.37     $3,222.50  $3,150.86
Jun-76           $150,298.46      $112,477.19        $86,185.07        $4,845.95     $3,236.51  $3,167.62
Jul-76           $150,975.85      $111,977.79        $85,595.82        $4,883.67     $3,251.58  $3,186.25
Aug-76           $146,591.97      $111,323.95        $85,716.60        $4,986.95     $3,265.26  $3,201.14
Sep-76           $148,123.27      $114,143.90        $87,829.77        $5,059.27     $3,279.52  $3,214.18
Oct-76           $145,028.38      $111,634.45        $86,024.60        $5,101.70     $3,292.92  $3,227.22
Nov-76           $150,881.15      $115,648.49        $85,945.98        $5,274.43     $3,305.96  $3,236.53
Dec-76           $168,690.85      $124,350.80        $90,584.22        $5,447.02     $3,319.33  $3,245.84
Jan-77           $176,275.19      $121,821.51        $86,151.12        $5,235.79     $3,331.26  $3,264.46
Feb-77           $175,587.37      $119,238.65        $84,849.12        $5,210.03     $3,342.97  $3,297.98
Mar-77           $177,879.66      $119,627.49        $83,841.03        $5,257.48     $3,355.55  $3,318.46
Apr-77           $181,941.19      $121,609.12        $83,956.06        $5,294.69     $3,368.15  $3,344.53
May-77           $181,433.94      $120,743.14        $82,698.90        $5,360.91     $3,380.66  $3,363.16
Jun-77           $195,444.81      $127,536.39        $86,625.61        $5,448.97     $3,394.13  $3,385.50
Jul-77           $196,028.21      $125,016.91        $85,316.95        $5,410.77     $3,408.29  $3,400.40
Aug-77           $193,924.44      $122,929.37        $84,185.65        $5,517.94     $3,423.34  $3,413.44
Sep-77           $195,714.55      $123,479.48        $84,187.00        $5,502.21     $3,438.17  $3,426.47
Oct-77           $189,249.12      $119,521.23        $80,690.12        $5,450.99     $3,455.11  $3,435.78
Nov-77           $209,804.23      $127,429.35        $83,675.17        $5,501.86     $3,472.39  $3,452.54
Dec-77           $211,499.66      $128,415.52        $84,076.65        $5,409.54     $3,489.29  $3,465.58
Jan-78           $207,501.68      $122,079.63        $79,062.15        $5,366.10     $3,506.36  $3,484.20
Feb-78           $214,706.55      $121,677.38        $77,785.61        $5,368.30     $3,522.49  $3,508.41
Mar-78           $236,867.70      $128,171.54        $79,933.11        $5,357.18     $3,541.11  $3,532.62
Apr-78           $255,527.90      $137,510.63        $86,887.94        $5,354.61     $3,560.08  $3,564.27
May-78           $276,484.00      $142,893.35        $88,072.39        $5,323.40     $3,578.20  $3,599.66
Jun-78           $271,253.75      $142,291.63        $86,730.08        $5,290.28     $3,597.41  $3,636.90
Jul-78           $289,806.97      $151,427.60        $91,582.71        $5,365.82     $3,617.52  $3,662.97
Aug-78           $317,009.70      $159,887.26        $94,696.44        $5,482.65     $3,637.60  $3,681.59
Sep-78           $316,002.24      $157,544.59        $94,239.90        $5,424.64     $3,660.11  $3,707.66
Oct-78           $239,303.44      $135,703.39        $85,847.09        $5,316.20     $3,685.02  $3,737.46
Nov-78           $256,810.88      $139,940.73        $88,078.25        $5,416.47     $3,710.81  $3,757.94
Dec-78           $261,119.91      $141,555.37        $89,592.23        $5,345.84     $3,739.85  $3,778.43
Jan-79           $295,623.25      $151,371.10        $93,367.65        $5,448.02     $3,768.70  $3,811.95
Feb-79           $287,278.69      $146,157.43        $90,716.94        $5,374.63     $3,796.36  $3,856.64
Mar-79           $319,447.59      $158,316.55        $95,934.07        $5,444.16     $3,827.23  $3,893.88
Apr-79           $331,805.10      $160,382.27        $96,280.39        $5,383.08     $3,857.69  $3,938.58
May-79           $332,955.47      $159,078.20        $94,660.96        $5,523.67     $3,889.17  $3,986.99
Jun-79           $348,676.29      $168,993.86        $98,541.11        $5,695.57     $3,920.68  $4,024.24
Jul-79           $354,641.80      $174,371.08        $99,620.13        $5,647.10     $3,950.71  $4,076.38
Aug-79           $381,457.32      $187,068.78       $105,702.94        $5,627.17     $3,981.01  $4,117.34
Sep-79           $368,351.21      $186,140.92       $105,970.37        $5,558.63     $4,014.02  $4,160.18
Oct-79           $325,826.91      $169,769.45        $99,021.89        $5,091.37     $4,049.04  $4,197.42
Nov-79           $353,795.89      $182,297.25       $104,112.61        $5,249.90     $4,089.01  $4,236.53
Dec-79           $374,613.95      $188,373.22       $106,112.61        $5,279.87     $4,127.90  $4,281.22
Jan-80           $405,926.05      $197,633.65       $112,588.66        $4,888.69     $4,160.79  $4,342.67
Feb-80           $394,410.74      $190,908.17       $112,934.31        $4,660.34     $4,197.65  $4,402.27
Mar-80           $324,303.05      $166,941.18       $101,792.21        $4,513.72     $4,248.25  $4,465.58
Apr-80           $346,794.76      $178,498.35       $106,162.15        $5,201.37     $4,301.59  $4,515.86
May-80           $372,813.73      $192,317.87       $112,129.52        $5,419.18     $4,336.41  $4,560.55
Jun-80           $389,666.41      $200,957.94       $115,445.19        $5,613.48     $4,362.91  $4,610.83
Jul-80           $441,223.56      $218,663.34       $123,249.29        $5,346.28     $4,385.96  $4,614.56
Aug-80           $467,894.20      $223,749.89       $124,865.09        $5,115.48     $4,413.97  $4,644.35
Sep-80           $487,473.23      $230,682.11       $128,368.80        $4,981.66     $4,447.23  $4,687.18
Oct-80           $503,724.61      $233,541.41       $130,762.88        $4,850.69     $4,489.50  $4,728.15
Nov-80           $542,326.04      $251,611.91       $145,085.34        $4,899.28     $4,532.46  $4,770.98
Dec-80           $523,992.16      $246,074.19       $140,513.70        $5,071.50     $4,591.69  $4,811.95
Jan-81           $534,838.80      $242,216.73       $134,359.20        $5,013.07     $4,639.31  $4,851.06
Feb-81           $539,866.29      $248,400.04       $137,153.87        $4,794.75     $4,688.91  $4,901.34
Mar-81           $590,775.68      $269,063.69       $142,365.72        $4,978.98     $4,745.54  $4,936.72
Apr-81           $629,589.64      $269,522.71       $139,333.33        $4,721.32     $4,796.58  $4,968.38
May-81           $656,158.32      $276,433.28       $140,197.19        $5,014.94     $4,851.95  $5,009.35
Jun-81           $661,145.13      $272,431.63       $139,075.62        $4,925.02     $4,917.33  $5,052.18
Jul-81           $640,252.94      $268,528.23       $139,172.97        $4,751.22     $4,978.30  $5,109.91
Aug-81           $596,459.64      $254,070.40       $131,462.79        $4,567.87     $5,042.04  $5,149.01
Sep-81           $552,739.15      $238,454.98       $124,863.36        $4,501.68     $5,104.77  $5,201.16
Oct-81           $593,752.39      $253,224.40       $131,456.14        $4,874.87     $5,166.30  $5,212.33
Nov-81           $610,139.96      $264,781.31       $137,253.36        $5,562.24     $5,221.45  $5,227.23
Dec-81           $596,716.88      $257,891.70       $133,616.14        $5,165.71     $5,267.08  $5,242.13
Jan-82           $585,021.23      $248,913.72       $131,438.20        $5,189.37     $5,308.99  $5,260.75
Feb-82           $567,704.60      $239,928.68       $124,708.56        $5,283.80     $5,358.04  $5,277.51
Mar-82           $562,822.34      $238,960.81       $123,960.31        $5,405.82     $5,410.56  $5,271.92
Apr-82           $584,378.44      $251,047.92       $129,092.27        $5,607.67     $5,471.65  $5,294.27
May-82           $569,885.85      $240,977.14       $125,374.41        $5,626.75     $5,529.58  $5,346.41
Jun-82           $560,824.67      $237,322.23       $123,192.90        $5,501.38     $5,582.51  $5,411.59
Jul-82           $559,983.43      $230,449.38       $120,544.25        $5,777.12     $5,641.17  $5,441.38
Aug-82           $599,070.27      $259,854.72       $135,817.21        $6,228.22     $5,684.17  $5,452.55
Sep-82           $618,659.87      $266,031.47       $137,311.20        $6,613.33     $5,713.26  $5,461.87
Oct-82           $699,394.98      $302,513.70       $152,772.44        $7,032.84     $5,746.98  $5,476.77
Nov-82           $753,877.85      $320,482.41       $159,463.87        $7,031.43     $5,783.42  $5,467.46
Dec-82           $763,829.04      $324,036.23       $162,222.59        $7,250.66     $5,822.39  $5,445.09
Jan-83           $811,792.92      $335,736.86       $167,867.94        $7,026.62     $5,862.36  $5,458.13
Feb-83           $869,616.93      $347,863.00       $172,232.51        $7,372.08     $5,898.62  $5,459.99
Mar-83           $915,267.47      $361,566.37       $178,518.99        $7,302.86     $5,935.94  $5,463.71
Apr-83           $985,448.35      $384,904.39       $192,050.73        $7,558.14     $5,978.32  $5,502.82
May-83         $1,071,149.83      $400,982.62       $191,052.07        $7,266.55     $6,019.61  $5,532.62
Jun-83         $1,108,462.27      $415,459.30       $198,350.26        $7,294.92     $6,059.71  $5,551.24
Jul-83         $1,098,662.35      $403,256.01       $192,141.89        $6,940.09     $6,104.56  $5,573.59
Aug-83         $1,077,053.86      $403,047.93       $195,408.31        $6,953.95     $6,151.05  $5,592.21
Sep-83         $1,091,418.53      $414,779.45       $198,065.86        $7,304.88     $6,197.84  $5,620.14
Oct-83         $1,029,455.43      $402,241.91       $195,411.78        $7,208.75     $6,245.02  $5,635.04
Nov-83         $1,082,532.09      $420,584.54       $199,964.87        $7,341.01     $6,288.95  $5,644.35
Dec-83         $1,066,827.80      $414,793.93       $198,745.09        $7,297.92     $6,334.66  $5,651.80
Jan-84         $1,065,974.33      $402,600.24       $197,453.24        $7,475.67     $6,382.74  $5,683.46
Feb-84           $997,218.99      $381,042.60       $190,976.78        $7,342.61     $6,428.29  $5,709.53
Mar-84         $1,014,570.60      $387,618.26       $194,242.48        $7,227.77     $6,475.09  $5,722.56
Apr-84         $1,005,946.75      $382,893.58       $195,582.75        $7,151.52     $6,527.79  $5,750.49
May-84           $953,536.93      $362,248.72       $185,138.63        $6,782.43     $6,578.95  $5,767.26
Jun-84           $982,143.04      $372,265.62       $189,230.20        $6,883.97     $6,628.51  $5,785.88
Jul-84           $940,893.03      $360,341.96       $186,524.21        $7,361.00     $6,682.77  $5,804.50
Aug-84         $1,034,794.15      $403,719.92       $207,508.18        $7,557.12     $6,738.28  $5,828.71
Sep-84         $1,037,588.10      $406,392.95       $207,549.68        $7,815.95     $6,796.15  $5,856.65
Oct-84         $1,015,072.43      $407,180.54       $208,089.31        $8,254.33     $6,863.82  $5,871.54
Nov-84           $980,966.00      $405,301.40       $205,987.61        $8,351.73     $6,914.16  $5,871.54
Dec-84           $995,680.49      $414,408.12       $211,199.09        $8,427.41     $6,958.59  $5,875.27
Jan-85         $1,101,123.05      $454,735.00       $227,419.19        $8,734.18     $7,003.64  $5,886.44
Feb-85         $1,131,073.60      $460,114.97       $230,534.83        $8,303.67     $7,044.13  $5,910.65
Mar-85         $1,106,868.62      $457,971.76       $230,949.79        $8,558.47     $7,087.52  $5,936.73
Apr-85         $1,087,609.11      $454,417.44       $230,210.75        $8,765.86     $7,138.28  $5,960.93
May-85         $1,117,627.12      $479,285.88       $244,368.71        $9,551.03     $7,185.64  $5,983.28
Jun-85         $1,129,473.97      $490,475.77       $248,254.18        $9,686.43     $7,225.49  $6,001.83
Jul-85         $1,158,840.29      $492,366.07       $247,608.71        $9,512.27     $7,270.62  $6,011.14
Aug-85         $1,150,496.64      $491,075.08       $246,098.30        $9,758.54     $7,310.62  $6,024.18
Sep-85         $1,087,909.62      $468,930.05       $238,198.55        $9,738.15     $7,354.84  $6,042.80
Oct-85         $1,116,304.06      $490,003.30       $248,846.02       $10,066.87     $7,402.56  $6,061.42
Nov-85         $1,185,514.91      $521,864.78       $266,663.40       $10,470.89     $7,447.58  $6,081.90
Dec-85         $1,241,234.11      $543,455.90       $279,116.58       $11,037.11     $7,496.02  $6,096.80
Jan-86         $1,255,135.94      $554,165.78       $280,344.69       $11,009.19     $7,537.93  $6,115.42
Feb-86         $1,345,380.21      $592,859.30       $301,678.92       $12,270.26     $7,577.85  $6,098.66
Mar-86         $1,409,554.85      $622,242.00       $318,391.93       $13,214.73     $7,622.96  $6,070.73
Apr-86         $1,418,576.00      $615,312.71       $314,443.87       $13,109.14     $7,662.67  $6,057.70
May-86         $1,469,644.73      $642,900.26       $331,706.84       $12,446.74     $7,700.47  $6,076.32
Jun-86         $1,473,465.81      $644,909.32       $337,213.18       $13,210.28     $7,740.87  $6,106.11
Jul-86         $1,368,849.73      $606,142.53       $318,025.75       $13,067.61     $7,781.12  $6,107.94
Aug-86         $1,398,690.66      $654,873.36       $341,814.07       $13,720.04     $7,816.92  $6,118.94
Sep-86         $1,320,503.85      $615,140.23       $313,716.96       $13,033.90     $7,852.09  $6,148.92
Oct-86         $1,366,193.28      $650,592.60       $331,159.62       $13,410.50     $7,888.56  $6,154.51
Nov-86         $1,361,958.08      $658,754.94       $339,637.30       $13,768.71     $7,919.36  $6,160.10
Dec-86         $1,326,274.78      $637,734.07       $330,670.88       $13,744.61     $7,957.96  $6,165.69
Jan-87         $1,451,342.50      $718,270.32       $375,079.98       $13,965.53     $7,990.99  $6,202.93
Feb-87         $1,568,756.10      $755,741.04       $390,570.78       $14,247.34     $8,025.47  $6,227.14
Mar-87         $1,605,308.12      $769,692.78       $401,194.30       $13,930.33     $8,063.23  $6,255.08
Apr-87         $1,555,061.97      $754,653.75       $397,663.79       $13,271.43     $8,099.04  $6,288.60
May-87         $1,548,997.23      $760,734.00       $401,759.73       $13,131.68     $8,129.50  $6,307.22
Jun-87         $1,590,200.56      $789,950.75       $421,807.54       $13,260.28     $8,168.67  $6,333.28
Jul-87         $1,648,083.86      $834,583.75       $442,813.56       $13,023.85     $8,206.03  $6,346.32
Aug-87         $1,695,383.87      $857,557.34       $459,861.88       $12,809.61     $8,244.69  $6,381.70
Sep-87         $1,681,651.26      $847,466.46       $449,744.92       $12,337.32     $8,281.96  $6,413.36
Oct-87         $1,190,777.24      $639,914.30       $352,959.81       $13,105.71     $8,331.43  $6,430.12
Nov-87         $1,143,503.38      $610,420.01       $324,052.40       $13,154.08     $8,360.19  $6,439.43
Dec-87         $1,202,965.56      $658,225.05       $347,967.47       $13,371.57     $8,392.91  $6,437.57
Jan-88         $1,269,850.44      $689,811.96       $362,825.68       $14,262.73     $8,417.60  $6,454.30
Feb-88         $1,366,359.07      $743,631.77       $379,878.48       $14,337.17     $8,455.95  $6,471.04
Mar-88         $1,422,106.52      $748,752.42       $368,406.15       $13,897.45     $8,493.22  $6,498.93
Apr-88         $1,451,828.55      $754,907.17       $372,384.94       $13,675.23     $8,532.42  $6,532.40
May-88         $1,425,840.82      $755,802.49       $375,289.54       $13,536.02     $8,575.54  $6,554.71
Jun-88         $1,513,102.28      $805,685.45       $392,702.98       $14,034.71     $8,617.15  $6,582.61
Jul-88         $1,509,319.52      $794,732.96       $391,132.16       $13,796.68     $8,660.86  $6,610.50
Aug-88         $1,472,190.26      $781,236.01       $378,185.69       $13,876.47     $8,712.29  $6,638.39
Sep-88         $1,505,608.98      $800,459.11       $394,220.76       $14,354.90     $8,766.02  $6,683.02
Oct-88         $1,487,089.99      $808,028.25       $404,982.99       $14,796.34     $8,819.50  $6,705.33
Nov-88         $1,422,104.16      $790,724.32       $399,232.23       $14,505.89     $8,869.43  $6,710.91
Dec-88         $1,478,135.07      $810,118.42       $406,458.33       $14,665.01     $8,925.68  $6,722.07
Jan-89         $1,537,851.72      $857,600.27       $435,845.27       $14,963.10     $8,974.89  $6,755.54
Feb-89         $1,550,615.89      $855,396.24       $424,992.72       $14,694.96     $9,029.92  $6,783.43
Mar-89         $1,606,127.94      $865,767.06       $435,022.55       $14,874.80     $9,090.47  $6,822.48
Apr-89         $1,650,938.91      $905,800.13       $457,469.72       $15,111.25     $9,151.81  $6,867.11
May-89         $1,710,702.90      $940,286.66       $475,860.00       $15,717.48     $9,223.87  $6,906.16
Jun-89         $1,676,317.77      $940,831.08       $473,290.36       $16,582.21     $9,289.29  $6,922.89
Jul-89         $1,744,543.90    $1,007,468.27       $515,791.83       $16,976.50     $9,353.90  $6,939.62
Aug-89         $1,765,827.34    $1,038,795.49       $525,746.61       $16,537.49     $9,423.04  $6,950.78
Sep-89         $1,765,827.34    $1,019,288.99       $523,696.20       $16,569.47     $9,484.72  $6,973.09
Oct-89         $1,659,171.37      $967,456.11       $511,494.08       $17,198.12     $9,548.88  $7,006.56
Nov-89         $1,650,709.59      $984,947.71       $522,133.16       $17,332.44     $9,614.44  $7,023.30
Dec-89         $1,628,590.08    $1,002,677.76       $534,455.50       $17,321.52     $9,672.79  $7,034.46
Jan-90         $1,504,165.81      $929,741.97       $498,593.53       $16,727.74     $9,727.64  $7,106.98
Feb-90         $1,532,293.71      $947,302.94       $505,025.39       $16,686.42     $9,782.88  $7,140.45
Mar-90         $1,588,682.12      $969,608.14       $518,307.56       $16,613.33     $9,845.89  $7,179.51
Apr-90         $1,546,423.17      $928,343.55       $505,505.36       $16,277.74     $9,913.56  $7,190.66
May-90         $1,633,177.51    $1,007,446.78       $554,792.13       $16,953.64     $9,980.69  $7,207.40
Jun-90         $1,656,695.27      $996,498.85       $550,908.59       $17,344.41    $10,043.08  $7,246.45
Jul-90         $1,593,409.51      $977,307.28       $549,145.68       $17,529.52    $10,111.08  $7,274.34
Aug-90         $1,386,903.63      $880,832.39       $499,557.82       $16,795.91    $10,177.53  $7,341.28
Sep-90         $1,271,929.32      $823,250.62       $474,979.58       $16,992.14    $10,238.43  $7,402.64
Oct-90         $1,199,174.96      $790,324.71       $473,222.16       $17,357.88    $10,308.24  $7,447.27
Nov-90         $1,253,137.84      $860,249.48       $503,697.66       $18,055.68    $10,366.49  $7,464.01
Dec-90         $1,277,448.71      $895,011.30       $517,498.98       $18,392.42    $10,428.57  $7,464.01
Jan-91         $1,384,882.15      $951,102.55       $540,372.43       $18,632.17    $10,482.56  $7,508.63
Feb-91         $1,539,019.53    $1,039,170.85       $579,063.10       $18,688.81    $10,532.53  $7,519.79
Mar-91         $1,643,672.86    $1,072,685.15       $592,844.80       $18,760.01    $10,578.78  $7,530.95
Apr-91         $1,649,261.35    $1,085,449.03       $594,504.77       $19,023.20    $10,635.22  $7,542.10
May-91         $1,704,346.68    $1,137,165.25       $619,949.57       $19,024.13    $10,685.43  $7,564.42
Jun-91         $1,621,685.86    $1,087,682.64       $591,617.88       $18,903.90    $10,730.00  $7,586.73
Jul-91         $1,687,688.48    $1,135,930.06       $619,305.59       $19,201.54    $10,782.41  $7,597.89
Aug-91         $1,731,737.15    $1,164,687.27       $633,859.27       $19,855.18    $10,832.11  $7,620.21
Sep-91         $1,737,278.71    $1,153,903.43       $623,463.98       $20,457.68    $10,881.49  $7,653.68
Oct-91         $1,792,350.44    $1,170,523.10       $631,818.40       $20,568.93    $10,927.69  $7,664.83
Nov-91         $1,742,881.57    $1,118,567.09       $606,292.94       $20,737.59    $10,970.48  $7,687.15
Dec-91         $1,847,628.75    $1,230,610.60       $675,592.22       $21,942.05    $11,012.08  $7,692.73
Jan-92         $2,056,041.28    $1,266,466.90       $663,026.20       $21,230.91    $11,049.42  $7,703.88
Feb-92         $2,148,974.35    $1,301,122.50       $671,512.94       $21,339.32    $11,080.67  $7,731.77
Mar-92         $2,095,464.89    $1,273,880.90       $658,351.28       $21,139.73    $11,118.07  $7,770.82
Apr-92         $2,011,017.65    $1,284,615.90       $677,509.31       $21,173.31    $11,154.19  $7,781.98
May-92         $2,008,202.23    $1,284,784.18       $681,167.86       $21,686.96    $11,184.96  $7,793.14
Jun-92         $1,903,976.53    $1,254,568.63       $671,290.92       $22,120.80    $11,220.77  $7,821.03
Jul-92         $1,974,423.67    $1,312,847.10       $698,343.95       $23,000.72    $11,255.30  $7,837.77
Aug-92         $1,929,406.80    $1,289,503.37       $684,237.40       $23,154.56    $11,284.62  $7,860.08
Sep-92         $1,954,682.03    $1,311,038.07       $692,106.13       $23,583.97    $11,313.65  $7,882.39
Oct-92         $2,005,308.30    $1,349,987.70       $694,597.71       $23,116.77    $11,339.51  $7,910.29
Nov-92         $2,182,778.09    $1,417,167.14       $718,005.66       $23,139.83    $11,366.11  $7,921.44
Dec-92         $2,279,038.60    $1,457,549.32       $727,411.53       $23,709.23    $11,398.20  $7,915.86
Jan-93         $2,402,790.40    $1,495,530.14       $732,721.63       $24,373.99    $11,424.81  $7,954.91
Feb-93         $2,359,540.17    $1,500,279.94       $742,613.38       $25,236.55    $11,450.05  $7,982.81
Mar-93         $2,427,730.88    $1,559,932.57       $758,579.57       $25,290.20    $11,479.11  $8,010.70
Apr-93         $2,353,442.32    $1,521,360.12       $739,994.37       $25,472.00    $11,506.33  $8,033.01
May-93         $2,433,930.05    $1,573,878.99       $759,974.21       $25,590.63    $11,531.28  $8,044.17
Jun-93         $2,424,681.11    $1,598,404.75       $762,482.13       $26,738.84    $11,560.54  $8,055.33
Jul-93         $2,464,930.82    $1,594,950.60       $758,898.46       $27,250.88    $11,588.31  $8,055.33
Aug-93         $2,548,491.97    $1,670,332.75       $787,812.50       $28,433.02    $11,617.33  $8,077.64
Sep-93         $2,629,024.31    $1,674,062.60       $781,982.68       $28,447.88    $11,647.10  $8,094.38
Oct-93         $2,752,851.36    $1,685,842.98       $797,856.93       $28,721.97    $11,672.83  $8,127.85
Nov-93         $2,704,676.46    $1,644,253.23       $790,357.08       $27,978.77    $11,701.91  $8,133.42
Dec-93         $2,757,147.19    $1,710,707.37       $800,078.47       $28,033.90    $11,728.40  $8,133.42
Jan-94         $2,927,538.88    $1,762,230.46       $826,881.10       $28,755.26    $11,757.76  $8,155.74
Feb-94         $2,920,805.54    $1,735,025.14       $804,555.31       $27,462.48    $11,782.68  $8,183.64
Mar-94         $2,790,537.62    $1,659,849.97       $769,557.15       $26,377.78    $11,814.43  $8,211.53
Apr-94         $2,807,280.84    $1,676,554.70       $779,561.40       $25,981.13    $11,846.46  $8,222.68
May-94         $2,803,912.10    $1,668,676.57       $792,268.25       $25,767.14    $11,883.78  $8,228.26
Jun-94         $2,730,449.61    $1,627,316.76       $772,699.22       $25,508.25    $11,920.83  $8,256.16
Jul-94         $2,780,689.88    $1,679,316.04       $798,275.56       $26,435.00    $11,953.63  $8,278.47
Aug-94         $2,874,399.13    $1,753,459.52       $830,765.38       $26,208.52    $11,997.71  $8,311.94
Sep-94         $2,904,580.32    $1,712,198.86       $810,743.93       $25,341.70    $12,041.61  $8,334.25
Oct-94         $2,937,982.99    $1,716,534.15       $829,309.97       $25,279.60    $12,087.85  $8,339.83
Nov-94         $2,842,204.75    $1,631,050.75       $798,874.29       $25,446.74    $12,132.47  $8,350.99
Dec-94         $2,842,773.19    $1,655,198.46       $810,537.86       $25,855.55    $12,186.21  $8,350.99
Jan-95         $2,923,223.67    $1,681,231.42       $831,611.84       $26,561.13    $12,236.85  $8,384.46
Feb-95         $2,996,888.91    $1,756,611.11       $863,878.38       $27,322.42    $12,285.59  $8,417.93
Mar-95         $3,040,343.80    $1,804,693.07       $889,449.18       $27,572.32    $12,342.34  $8,445.82
Apr-95         $3,147,363.90    $1,829,507.60       $915,332.15       $28,039.29    $12,397.26  $8,473.72
May-95         $3,241,155.34    $1,876,697.92       $951,487.77       $30,255.19    $12,463.65  $8,490.45
Jun-95         $3,425,252.96    $1,924,236.55       $973,847.74       $30,675.24    $12,522.41  $8,507.19
Jul-95         $3,646,181.78    $2,002,908.96     $1,006,276.87       $30,160.79    $12,579.04  $8,507.19
Aug-95         $3,776,715.09    $2,031,720.81     $1,008,993.81       $30,873.00    $12,637.71  $8,529.50
Sep-95         $3,850,361.03    $2,061,215.30     $1,051,270.66       $31,412.75    $12,692.16  $8,546.24
Oct-95         $3,662,848.45    $2,005,855.18     $1,047,591.21       $32,336.53    $12,751.99  $8,574.13
Nov-95         $3,733,175.14    $2,107,273.22     $1,093,685.22       $33,142.51    $12,805.56  $8,568.55
Dec-95         $3,822,398.03    $2,136,539.03     $1,113,918.40       $34,043.58    $12,868.08  $8,562.97
Jan-96         $3,833,100.74    $2,176,599.14     $1,152,237.19       $34,006.91    $12,923.13  $8,613.18
Feb-96         $3,974,542.16    $2,220,300.90     $1,163,298.67       $32,366.07    $12,973.64  $8,641.07
Mar-96         $4,065,161.72    $2,279,793.86     $1,174,466.33       $31,686.53    $13,024.79  $8,685.70
Apr-96         $4,409,887.43    $2,346,452.75     $1,191,730.99       $31,163.32    $13,084.43  $8,719.17
May-96         $4,740,188.00    $2,378,387.97     $1,222,477.65       $30,993.68    $13,139.81  $8,735.91
Jun-96            $4,464,309       $2,350,480        $1,227,490          $31,622       $13,192     $8,741

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Source of mid-sized stock performance: University of Chicago's Center for Research in Security Prices (CRSP). Mid-sized stocks are comprised of an index of medium-sized companies listed on the New York Stock Exchange (NYSE). All eligible comapanies listed on the NYSE are ranked by market capitalization and then split into ten equally populated groups, or declines. The 3-5 declines represents mid-size companies in this example.


Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    The chart below shows the growth over 15 years of a $1,000 investment made in the S&P MidCap 400 Index and the S&P 500 stock index on June 30, 1981 with an ending value on June 30, 1996.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


             S&P 500   S&P Midcap 400
06/30/81   $1,000.00        $1,000.00
           $1,002.10          $994.10
             $944.28          $949.96
             $897.73          $890.21
             $946.20          $956.35
             $985.28        $1,007.42
             $960.06          $979.62
             $947.48          $939.45
             $894.52          $914.46
             $889.87          $906.78
             $930.09          $950.13
             $898.37          $934.26
             $884.90          $909.50
             $869.14          $878.30
             $974.66          $970.00
             $986.84        $1,001.43
           $1,100.43        $1,105.28
           $1,144.89        $1,170.93
           $1,166.98        $1,201.96
           $1,210.39        $1,262.18
           $1,238.11        $1,303.32
           $1,283.80        $1,357.54
           $1,384.96        $1,440.62
           $1,372.91        $1,497.82
           $1,426.32        $1,547.69
           $1,384.24        $1,523.86
           $1,405.00        $1,499.78
           $1,424.39        $1,552.12
           $1,407.87        $1,483.99
           $1,437.58        $1,534.00
           $1,430.10        $1,515.43
           $1,422.09        $1,472.09
           $1,372.04        $1,401.43
           $1,395.77        $1,423.44
           $1,409.03        $1,405.64
           $1,330.97        $1,346.18
06/30/84   $1,359.85        $1,396.94
           $1,342.99        $1,342.18
           $1,491.26        $1,499.34
           $1,491.56        $1,497.09
           $1,497.37        $1,487.36
           $1,480.60        $1,482.16
           $1,519.54        $1,533.14
           $1,637.91        $1,663.92
           $1,657.90        $1,678.23
           $1,659.06        $1,691.82
           $1,657.56        $1,707.22
           $1,753.37        $1,791.90
           $1,780.90        $1,867.16
           $1,778.23        $1,868.65
           $1,763.11        $1,855.20
           $1,707.93        $1,766.52
           $1,786.83        $1,864.38
           $1,909.41        $1,980.35
           $2,001.83        $2,078.38
           $2,013.04        $2,113.09
           $2,163.41        $2,268.61
           $2,284.13        $2,378.18
           $2,258.32        $2,395.78
           $2,378.46        $2,490.17
           $2,418.66        $2,556.66
           $2,283.45        $2,430.36
           $2,452.89        $2,563.06
           $2,250.03        $2,360.58
           $2,379.86        $2,459.72
           $2,437.69        $2,458.74
           $2,375.53        $2,415.47
           $2,695.51        $2,726.09
           $2,801.98        $2,853.13
           $2,882.96        $2,920.46
           $2,857.30        $2,823.51
           $2,882.16        $2,794.42
06/30/87   $3,027.71        $2,895.58
           $3,181.22        $2,976.95
           $3,299.88        $3,085.01
           $3,227.61        $3,025.16
           $2,532.38        $2,310.32
           $2,323.71        $2,196.42
           $2,500.55        $2,366.20
           $2,605.57        $2,474.81
           $2,726.99        $2,631.96
           $2,642.73        $2,674.60
           $2,672.06        $2,688.24
           $2,696.64        $2,632.05
           $2,818.80        $2,821.82
           $2,808.09        $2,745.92
           $2,712.90        $2,681.94
           $2,828.47        $2,784.39
           $2,907.10        $2,803.60
           $2,865.53        $2,748.93
           $2,915.39        $2,859.99
           $3,128.79        $3,055.04
           $3,050.88        $3,064.81
           $3,121.97        $3,132.85
           $3,284.00        $3,302.34
           $3,417.00        $3,461.84
           $3,397.53        $3,446.26
           $3,704.32        $3,651.32
           $3,776.56        $3,780.94
           $3,761.07        $3,822.91
           $3,673.82        $3,661.96
           $3,748.76        $3,742.89
           $3,838.73        $3,876.51
           $3,581.15        $3,548.56
           $3,627.35        $3,675.95
           $3,723.47        $3,755.35
           $3,630.76        $3,609.27
           $3,984.76        $3,961.90
06/30/90   $3,958.06        $3,978.14
           $3,945.40        $3,887.04
           $3,588.73        $3,484.34
           $3,413.96        $3,271.10
           $3,399.28        $3,171.33
           $3,618.87        $3,476.41
           $3,719.84        $3,678.05
           $3,881.65        $3,968.61
           $4,159.19        $4,324.99
           $4,259.84        $4,522.65
           $4,270.07        $4,521.29
           $4,454.11        $4,729.72
           $4,250.11        $4,489.45
           $4,448.16        $4,759.72
           $4,553.59        $4,932.97
           $4,477.54        $4,917.18
           $4,537.54        $5,184.19
           $4,354.68        $4,937.42
           $4,852.85        $5,521.02
           $4,762.59        $5,618.75
           $4,824.50        $5,708.08
           $4,730.91        $5,492.89
           $4,870.00        $5,427.52
           $4,893.86        $5,479.08
           $4,820.94        $5,322.38
           $5,018.12        $5,586.37
           $4,915.25        $5,452.86
           $4,973.25        $5,529.20
           $4,990.65        $5,661.35
           $5,160.83        $5,977.82
           $5,224.31        $6,178.07
           $5,268.20        $6,255.30
           $5,339.84        $6,167.72
           $5,452.51        $6,380.51
           $5,320.56        $6,213.34
           $5,462.62        $6,496.67
06/30/93   $5,478.46        $6,529.15
           $5,456.55        $6,516.75
           $5,663.35        $6,785.89
           $5,619.75        $6,857.82
           $5,736.07        $6,880.45
           $5,681.58        $6,728.39
           $5,750.33        $7,040.59
           $5,945.84        $7,204.64
           $5,784.71        $7,102.33
           $5,532.49        $6,773.49
           $5,603.31        $6,823.62
           $5,695.20        $6,758.79
           $5,555.67        $6,526.29
           $5,737.90        $6,746.88
           $5,973.15        $7,100.41
           $5,826.81        $6,967.64
           $5,957.91        $7,043.58
           $5,741.05        $6,725.92
           $5,826.01        $6,787.80
           $5,976.91        $6,858.39
           $6,210.01        $7,218.45
           $6,393.20        $7,336.84
           $6,581.16        $7,490.91
           $6,844.41        $7,671.44
           $7,003.20        $7,983.67
           $7,235.70        $8,398.82
           $7,253.79        $8,555.88
           $7,559.90        $8,762.93
           $7,532.69        $8,537.72
           $7,864.13        $8,910.82
           $8,015.12        $8,888.54
           $8,287.63        $9,017.43
           $8,364.71        $9,323.12
           $8,445.01        $9,435.00
           $8,569.99        $9,722.76
           $8,791.10        $9,854.02
06/30/96   $8,824.51        $9,706.21

             QTLY
               Value
06/30/81

             $890.21

             $979.62

             $906.78

             $909.50

           $1,001.43

           $1,201.96

           $1,357.54

           $1,547.69

           $1,552.12

           $1,515.43

           $1,423.44

06/30/84   $1,396.94

           $1,497.09

           $1,533.14

           $1,691.82

           $1,867.16

           $1,766.52

           $2,078.38

           $2,378.18

           $2,556.66

           $2,360.58

           $2,415.47

           $2,920.46

06/30/87   $2,895.58

           $3,025.16

           $2,366.20

           $2,674.60

           $2,821.82

           $2,784.39

           $2,859.99

           $3,132.85

           $3,446.26

           $3,822.91

           $3,876.51

           $3,755.35

06/30/90   $3,978.14

           $3,271.10

           $3,678.05

           $4,522.65

           $4,489.45

           $4,917.18

           $5,521.02

           $5,492.89

           $5,322.38

           $5,529.20

           $6,178.07

           $6,380.51

06/30/93   $6,529.15

           $6,857.82

           $7,040.59

           $6,773.49

           $6,526.29

           $6,967.64

           $6,787.80

           $7,336.84

           $7,983.67

           $8,762.93

           $8,888.54

           $9,435.00

06/30/96   $9,706.21

Source: Lipper Analytical Services. Past performance is not indicative of future returns. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value-weighted index (stock price times shares outstanding) and with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation in size order. The Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based on their stock market value. Investors cannot invest directly in indices.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.
                             [CHART]

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.
                                    [CHART]

Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.
                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                    [CHART]

Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.
                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.
                                    [CHART]

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                    APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                APPENDIX--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Money Management Group (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is one of the sixteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

---------------
(1)Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
(2)As of December 31, 1994.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

---------------
(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)As of December 31, 1994.

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In  1995,  Prudential  Securities'  equity  research  team  ranked  8th   in
Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------
(7)As of December 31, 1994.
(8)On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

    (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

        None.

    (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


        (a) Statement of Assets and Liabilities.



        (b) Report of Independent Auditors.


(B) EXHIBITS:


     1. (a) Articles of Incorporation.*



        (b) Articles of Amendment.**



     2. By-Laws.**


     3. Not Applicable.


     4. Instruments defining rights of shareholders.**



     5. (a) Form of Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.**



        (b) Form of Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.**



     6. (a) Form of Distribution Agreement between the Registrant and Prudential Securities Incorporated.**



        (b) Selected Dealer Agreement.**


     7. Not Applicable.


     8. Custodian Contract between the Registrant and State Street Bank and Trust Company.**



     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.**



    10. Opinion of Gardner, Carton & Douglas.**



    11. Consent of Independent Accountants.**


    12. Not Applicable.


    13. Form of Purchase Agreement.**


    14. Not Applicable.


    15. (a) Form of Distribution and Service Plan for Class A Shares.**



        (b) Form of Distribution and Service Plan for Class B Shares.**



        (c) Form of Distribution and Service Plan for Class C Shares.**



    16. Not applicable.



    18. Rule 18f-3 Plan.**

------------------------


  * Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996
    (File Nos. 333-11785 and 811-07811).


 ** Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of October 22, 1996, Prudential Mutual Fund Management LLC is the sole holder of the Class A, Class B, Class C and Class Z shares of Registrant.


ITEM 27.  INDEMNIFICATION.

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6(a) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


    Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

    (3) Such promise must be secured by a surety bond or other suitable insurance; and

    (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    (a) Prudential Mutual Fund Management LLC


    See "Management of the Fund--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center 2, Newark, NJ 07102.



NAME AND ADDRESS          POSITION WITH PMF                                      PRINCIPAL OCCUPATION
------------------------  ------------------------------------  ------------------------------------------------------
Stephen P. Fisher         Senior Vice President                 Senior Vice President, PMF; Senior Vice President,
                                                                Prudential Securities Incorporated (Prudential
                                                                Securities)
Frank W. Giordano         Executive Vice President, General     Executive Vice President, General Counsel, Secretary
                          Counsel, Secretary and Director       and Director, PMF; Senior Vice President, Prudential
                                                                Securities; Director, Prudential Mutual Fund Services,
                                                                Inc. (PMFS)
Robert F. Gunia           Executive Vice President, Chief       Executive Vice President, Chief Financial and
                          Financial and Administrative          Administrative Officer, Treasurer and Director, PMF;
                          Officer, Treasurer and Director       Senior Vice President, Prudential Securities;
                                                                Comptroller, Prudential Investments of The Prudential
                                                                Insurance Company of America (Prudential); Director,
                                                                PMFS
Timothy J. O'Brien        Director                              Director, PMF; National Sales Director, Prudential
Raritan Plaza One                                               Retirement Services
Edison, NJ 08837

NAME AND ADDRESS          POSITION WITH PMF                                      PRINCIPAL OCCUPATION
------------------------  ------------------------------------  ------------------------------------------------------
Richard A. Redeker        Director                              Director, PMF; Executive Vice President, Director and
                                                                Member of the Operating Committee, Prudential
                                                                Securities; Director, Prudential Securities Group,
                                                                Inc. (PSG); Executive Vice President, The Prudential
                                                                Investment Corporation (PIC); Director, PMFS
S. Jane Rose              Senior Vice President, Senior         Senior Vice President, Senior Counsel, and Assistant
                          Counsel and Assistant Secretary       Secretary, PMF; Senior Vice President and Senior
                                                                Counsel, Prudential Securities
Brian Storms              President and Chief Executive         President and Chief Executive Officer, PMF
                          Officer
Donald Webber             Executive Vice President and          Executive Vice President and Director of Sales, PMF
                          Director of Sales


    (b) The Prudential Investment Corporation

    See "Management of the Fund--Subadviser" in the Prospectus constituting Part A of this Registration Statement and "Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center 2, Newark, NJ 07102.



NAME AND ADDRESS          POSITION WITH PIC                     PRINCIPAL OCCUPATION
------------------------  ------------------------------------  ------------------------------------------------------
William M. Bethke         Senior Vice President                 Senior Vice President, Prudential; Senior Vice
                                                                President, PIC
E. Michael Caulfield      Chairman of the Board, President,     Chief Executive Officer, Prudential Investments of
                          Chief Executive Officer and Director  Prudential; Chairman of the Board, President, Chief
                                                                Executive Officer and Director, PIC
Jonathan M. Greene        Senior Vice President and Director    President--Investment Management, Prudential
                                                                Investments of Prudential; Senior Vice President and
                                                                Director, PIC
Mendel A. Melzer          Vice President                        Vice President, Prudential; Vice President, PIC;
                                                                Director, PMF; President, Prudential Mutual Fund
                                                                Investment Management (PMFIM)
Richard A. Redeker        Executive Vice President              Director, PMF; Executive Vice President, Director and
                                                                Member of the Operating Committee, Prudential
                                                                Securities; Director, Prudential Securities Group,
                                                                Inc. (PSG); Executive Vice President, The Prudential
                                                                Investment Corporation (PIC); Director, PMFS


ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) Prudential Securities Incorporated


    Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., the Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas Applegate Fund, Inc. (Nicholas-Applegate Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc.,

Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:



                        Corporate Investment Trust Fund
                         Prudential Equity Trust Shares
                             National Equity Trust
                             Prudential Unit Trust
                       Government Securities Equity Trust
                            National Municipal Trust


    (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below:


                                                                                  POSITIONS
                                                                                  AND
                                   POSITIONS AND                                  OFFICES
                                   OFFICES WITH                                   WITH
NAME (1)                           UNDERWRITER                                    REGISTRANT
---------------------------------  ---------------------------------------------  -----------
Robert Golden....................  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Alan D. Hogan....................  Executive Vice President Chief Administrative  None
                                   Officer and Director
George A. Murray.................  Executive Vice President and Director          None
Leland B. Paton..................  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff................  Executive Vice President, Chief Financial      None
                                   Officer and Director
Vincent T. Pica, II..............  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Richard A. Redeker...............  Executive Vice President and Director          Director
Hardwick Simmons.................  Chief Executive Officer, President and         None
                                   Director
Lee B. Spencer, Jr...............  Executive Vice President, Secretary, General   None
                                   Counsel and Director


------------------------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, Gateway Center 2, Newark, New Jersey, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f), Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center 2, Newark, New Jersey and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


ITEM 31.  MANAGEMENT SERVICES

    Other than as set forth under the captions "Management of the Fund--Manager" and "Management of the Fund-- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKING

    Registrant makes the following undertaking:


    The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement.


    The Registrant hereby undertakes to furnish each person to whom a Prospectus
is   delivered  with  a  copy  of  the  Registrant's  latest  annual  report  to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of October, 1996.



                                PRUDENTIAL EMERGING GROWTH FUND, INC.

                                By             /s/ RICHARD A. REDEKER
                                     ------------------------------------------
                                                 Richard A. Redeker
                                                     President



    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------
     /s/ ROBERT F. GUNIA
------------------------------  Director                     October 24, 1996
       Robert F. Gunia

     /s/ EDWARD D. BEACH
------------------------------  Director                     October 24, 1996
       Edward D. Beach

   /s/ DELAYNE DEDRICK GOLD
------------------------------  Director                     October 24, 1996
     Delayne Dedrick Gold

     /s/ DONALD D. LENNOX
------------------------------  Director                     October 24, 1996
       Donald D. Lennox

 /s/ DOUGLAS H. MCCORKINDALE
------------------------------  Director                     October 24, 1996
   Douglas H. McCorkindale

     /s/ MENDEL A. MELZER
------------------------------  Director                     October 24, 1996
       Mendel A. Melzer

     /s/ THOMAS T. MOONEY
------------------------------  Director                     October 24, 1996
       Thomas T. Mooney

     /s/ STEPHEN P. MUNN
------------------------------  Director                     October 24, 1996
       Stephen P. Munn

    /s/ RICHARD A. REDEKER
------------------------------  President and Director       October 24, 1996
      Richard A. Redeker

      /s/ ROBIN B. SMITH
------------------------------  Director                     October 24, 1996
        Robin B. Smith

    /s/ LOUIS A. WEIL, III
------------------------------  Director                     October 24, 1996
      Louis A. Weil, III

    /s/ CLAY T. WHITEHEAD
------------------------------  Director                     October 24, 1996
      Clay T. Whitehead

     /s/ GRACE C. TORRES        Treasurer and Principal
------------------------------    Financial and Accounting   October 24, 1996
       Grace C. Torres            Officer

                               INDEX TO EXHIBITS



  EXHIBIT
    NO.                                                   DESCRIPTION                                               PAGE NO.
-----------  -----------------------------------------------------------------------------------------------------  ---------
        1.   (a) Articles of Incorporation.*
             (b) Articles of Amendment.**
        2.   By-Laws.**
        3.   Not Applicable.
        4.   Instruments defining rights of shareholders.**
        5.   (a) Form of Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.**
             (b) Form of Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential
             Investment Corporation.**
        6.   (a) Form of Distribution Agreement between the Registrant and Prudential Securities Incorporated.**
             (b) Selected Dealer Agreement.**
        7.   Not Applicable.
        8.   Custodian Contract between the Registrant and State Street Bank and Trust Company.**
        9.   Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services,
             Inc.**
       10.   Opinion of Gardner, Carton & Douglas.**
       11.   Consent of Independent Accountants.**
       12.   Not Applicable.
       13.   Form of Purchase Agreement.**
       14.   Not Applicable.
       15.   (a) Form of Distribution and Service Plan for Class A Shares.**
             (b) Form of Distribution and Service Plan for Class B Shares.**
             (c) Form of Distribution and Service Plan for Class C Shares.**
       16.   Not Applicable
       18.   Rule 18f-3 Plan.**


------------------------

  * Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996
    (File Nos. 333-11785 and 811-07811).



 ** Filed herewith.